SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HUGHES SUPPLY, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

MARCH 7, 2005

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2005

Dear Shareholders:

The 2005 Annual Meeting of Shareholders of Hughes Supply, Inc. will be held on Thursday, May 19, 2005, at 10:00 a.m., local time, at our principal executive offices located at 501 West Church Street, Orlando, Florida 32805. Our mailing address is One Hughes Way, Orlando, Florida 32805. We are holding this meeting to:

•	Elect three directors to serve until the Annual Meeting of Shareholders in 2008;

•	Amend and restate the Restated Articles of Incorporation to increase the number of authorized common shares and to remove historical purposes and powers provisions;

•	Approve the Hughes Supply, Inc. 2005 Executive Stock Plan;

•	Approve the Hughes Supply, Inc. 2005 Annual Incentive Plan; and

•	Consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on March 25, 2005, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

By Order of the
Board of Directors

/s/ John Z. Paré
JOHN Z. PARÉ
Secretary and General Counsel

Orlando, Florida

April 11, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE VIA TELEPHONE OR THE INTERNET, IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

HUGHES SUPPLY, INC.

One Hughes Way

Orlando, Florida 32805

PROXY STATEMENT

Q:	WHY DID YOU SEND ME THIS PROXY STATEMENT?

A:	We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Hughes Supply, Inc. is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders. This proxy statement summarizes information that is intended to assist you in making an informed vote at the meeting. This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 11, 2005. Our Annual Report to Shareholders for the fiscal year ended January 31, 2005 accompanies this proxy statement.

Q:	WHERE AND WHEN IS THE ANNUAL MEETING?

A:	The Annual Meeting will be held on Thursday, May 19, 2005, at 10:00 a.m., local time, at our principal executive offices at 501 West Church Street, Orlando, Florida 32805.

Q:	WHAT MAY I VOTE ON?

A:	At the Annual Meeting, you may vote to:

•	elect three directors to serve until the Annual Meeting of Shareholders in 2008;

•	amend and restate the Restated Articles of Incorporation to increase the number of authorized common shares and to remove historical purposes and powers provisions;

•	approve the Hughes Supply, Inc. 2005 Executive Stock Plan;

•	approve the Hughes Supply, Inc. 2005 Annual Incentive Plan; and

•	consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.

Q:	HOW DOES HUGHES SUPPLY, INC.’S BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:	The Board recommends that you vote FOR the election of each of the nominees, FOR the proposal to amend and restate the Restated Articles of Incorporation, FOR the proposal to approve the 2005 Executive Stock Plan, and FOR the proposal to approve the 2005 Annual Incentive Plan.

Q:	WHO IS ENTITLED TO VOTE?

A:	You may vote if you owned Hughes Supply, Inc. common stock at the close of business on Friday, March 25 , 2005, the record date for the Annual Meeting.

Q:	HOW MANY SHARES CAN VOTE? HOW MANY VOTES DO I HAVE?

A:	As of March 25, 2005, we had [ ] common shares outstanding, net of treasury shares. You are entitled to one vote for each common share held by you on the record date. Common shares held in our treasury are not considered outstanding or entitled to vote and will not be considered present at the meeting.

Q:	HOW MANY SHARES MUST BE PRESENT TO CONDUCT THE MEETING?

A:	We must have a “quorum” present in person or by proxy to hold the annual meeting. A quorum is a majority of the outstanding common shares entitled to vote. Abstentions and “broker non-votes” (described below) will be counted for the purpose of determining the existence of a quorum.

Q:	HOW DO I VOTE BY PROXY BEFORE THE MEETING?

A:	You may vote your shares in the following three ways before the meeting:

•	by mail by completing, signing and returning the enclosed proxy card;

•	by telephone at the number shown on your proxy card; or

•	through the Internet at the address shown on the proxy card.

Q:	MAY I VOTE AT THE MEETING?

A:	Yes, you may vote your shares at the meeting if you attend in person.

Q:	MAY I CHANGE MY VOTE?

A:	Yes, you may change your vote or revoke your proxy at any time before the vote at the meeting. You may change your vote by:

•	executing a proxy bearing a later date and delivering it to us prior to the meeting;

•	voting your shares in person at the meeting; or

•	voting again by telephone or through the Internet prior to the meeting.

You may also revoke your proxy without voting by sending written notice of revocation to Hughes Supply, Inc., Attention: Secretary, One Hughes Way, Orlando, Florida 32805.

Q:	HOW ARE MY SHARES VOTED IF I SUBMIT A PROXY BUT DO NOT SPECIFY HOW I WANT TO VOTE?

A:	If you submit a properly executed proxy card or complete the telephone or Internet voting procedures but do not specify how you want to vote, your shares will be voted FOR the election of each of the nominees for director, FOR the proposal to amend and restate the Restated Articles of Incorporation, FOR the proposal to approve the 2005 Executive Stock Plan, FOR the proposal to approve the 2005 Annual Incentive Plan, and in the discretion of the persons named as proxies on all other matters that may be brought before the meeting.

Q:	HOW DO I VOTE IF MY BROKER HOLDS MY SHARES IN “STREET NAME”?

A:	Shares held in “street name” are held in the name of your bank or broker. If your shares are held in a brokerage account in street name they are not included in the total number of shares listed as owned by you on the enclosed proxy card. Your bank or broker will send you instructions on how to vote those shares.

Q:	HOW WILL VOTING BE CONDUCTED FOR DIRECTORS?

A:	The three nominees for election as directors who receive the highest number of “FOR” votes will be elected as directors. This number is a plurality. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect directors. Unless you submit a properly executed proxy card or use telephone or Internet prompts to indicate “WITHHOLD AUTHORITY” or “FOR all nominees EXCEPT”, the proxy will be voted FOR each of the nominees for director.

Q:	HOW WILL VOTING BE CONDUCTED ON THE PROPOSAL TO AMEND AND RESTATE THE RESTATED ARTICLES OF INCORPORATION?

A:	For approval of this proposal, the proposal must receive the “FOR” vote of a majority of the outstanding common shares. Abstentions and broker non-votes will have the same effect as a vote against the proposal. Accordingly, if you submit a properly executed proxy card or use telephone or Internet voting to indicate “ABSTAIN” with respect to this proposal, your vote will have the effect of a vote “AGAINST” the proposal.

Q:	HOW WILL VOTING BE CONDUCTED ON THE PROPOSAL TO APPROVE THE 2005 EXECUTIVE STOCK PLAN?

A:	For approval of this proposal, under the rules of the New York Stock Exchange, the proposal must receive the “FOR” vote of a majority of all votes cast on the proposal, and the total number of votes cast on the proposal must represent more than 50% of all shares entitled to vote. Abstentions will be treated as shares entitled to vote and as votes cast. Accordingly, if you submit a properly executed proxy card or use telephone or Internet voting to indicate “ABSTAIN” with respect to this proposal, your vote will have the effect of a vote “AGAINST” the proposal.

Broker non-votes will be treated as shares entitled to vote but not as votes cast. Accordingly, broker non-votes will have no effect on the outcome of the voting to approve the 2005 Executive Stock Plan (except that broker non-votes will not count towards the 50% of all shares entitled to vote on the proposal that must be cast for the proposal to be approved in accordance with the rules of the New York Stock Exchange).

Q:	HOW WILL VOTING BE CONDUCTED ON THE PROPOSAL TO APPROVE THE 2005 ANNUAL INCENTIVE PLAN?

A:	For approval of this proposal, under Florida law, the proposal must receive the “FOR” vote of a majority of all votes cast on the proposal. Abstentions will be treated as shares entitled to vote and as votes cast. Accordingly, if you submit a properly executed proxy card or use telephone or Internet voting to indicate “ABSTAIN” with respect to the proposal, your vote will have the effect of a vote “AGAINST” the proposal.

Broker non-votes will be treated as shares entitled to vote but not as votes cast. Accordingly, broker non-votes will have no effect on the outcome of the voting to approve the 2005 Annual Incentive Plan.

Q:	HOW WILL VOTING BE CONDUCTED ON ANY OTHER BUSINESS?

A:	We have not received notice of any other business to be conducted at the meeting. If any other business is properly presented at the meeting, the proxies will be voted on those matters as determined by the proxy holders in their discretion.

Q:	WHAT IS A BROKER NON-VOTE?

A:	When shares are held in street name, a broker non-vote may occur when a bank or brokerage firm does not vote on a proposal because it does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. A broker non-vote is counted for the purpose of determining whether a quorum is present. Under the current rules of the New York Stock Exchange, your broker is permitted to vote your shares on certain routine matters, such as the election of directors at our 2005 Annual Meeting, even if you do not instruct the broker how to vote. However, your broker is not permitted to vote your shares on non-routine matters, such as the amendment and restatement of the Restated Articles of Incorporation, the approval of the 2005 Executive Stock Plan, and the approval of the 2005 Annual Incentive Plan, without receiving instructions from you.

Broker non-votes will affect the outcome of the voting as described above under “HOW WILL VOTING BE CONDUCTED FOR DIRECTORS?”, “HOW WILL VOTING BE CONDUCTED ON THE PROPOSAL TO AMEND AND RESTATE THE RESTATED ARTICLES OF INCORPORATION?”, “HOW WILL VOTING BE CONDUCTED ON THE PROPOSAL TO APPROVE THE 2005 EXECUTIVE STOCK PLAN?” AND “HOW WILL VOTING BE CONDUCTED ON THE PROPOSAL TO APPROVE THE 2005 ANNUAL INCENTIVE PLAN?”.

Q:	WHO PAYS FOR THE SOLICITATION OF PROXIES?

A:	We will bear the costs of preparing and mailing this proxy statement and proxy card and any other material that may be sent to shareholders in connection with this solicitation. In addition to solicitations by regular and electronic mail, our officers and other employees may solicit proxies personally or by telephone.

Q:	WHEN ARE PROPOSALS DUE FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS?

A:	If you wish to submit a proposal for consideration at our 2006 Annual Meeting, you should submit the proposal in writing to us at the address set forth on page one of this proxy statement. You are required to have been a record or beneficial owner of at least the lesser of 1% or $2,000 in market value of Hughes Supply’s common shares for a period of at least one year and you must continue to own such shares through the date on which our 2006 Annual Meeting is held. Proposals must be received by us on or before December 13, 2005, for inclusion in next year’s proxy materials. If you intend to present a proposal at our 2006 Annual Meeting without inclusion of the proposal in our proxy materials, you are required to provide notice of the proposal to us in accordance with our By-Laws no later than January 20, 2006. If you submit a proposal you must, in all other respects, comply with Rule 14a-8 under the Securities Exchange Act of 1934.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth, as of March 25, 2005, the number of common shares owned beneficially by each of our directors, each of our executive officers named in the Summary Compensation Table below, all of our directors and executive officers as a group, and any persons we know to be beneficial owners of more than five percent of our outstanding common shares. This ownership information has been furnished to us by such beneficial owners or is based upon information contained in filings made by such beneficial owners with the Securities and Exchange Commission.

Directors and Named Executives	Amount and Nature of Beneficial Ownership(1)	Approximate Percent of Class(2)
John D. Baker II	[ ]	[ ]
David Bearman	[ ]	[ ]
Robert N. Blackford	[ ]	[ ]
H. Corbin Day	[ ]	[ ]
David H. Hughes	[ ]	[ ]
Vincent S. Hughes	[ ]	[ ]
Dale E. Jones	[ ]	[ ]
William P. Kennedy	[ ]	[ ]
Patrick J. Knipe	[ ]	[ ]
Robert A. Machaby	[ ]	[ ]
Amos R. McMullian	[ ]	[ ]
Thomas I. Morgan	[ ]	[ ]
Michael L. Stanwood	[ ]	[ ]
Gradie E. Winstead, Jr.	[ ]	[ ]
All Directors and Executive Officers as a Group (30 Persons)	[ ]	[ ]

5% Shareholders	[ ]	[ ]
AXA Financial Inc. and certain of its affiliates; Friess Associates LLC (16)	[ ]	[ ]

*	Less than 1%.

(1)	Under the rules of the Securities and Exchange Commission, you are deemed to be a beneficial owner of shares if you have or share the power to vote or direct the voting of the shares or the power to dispose of or direct the disposition of the shares. You are also deemed to be a beneficial owner of shares if you have the right to acquire beneficial ownership of the shares within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same shares. Unless otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned.

(2)	These percentages have been calculated on the basis of [ ] common shares outstanding as of March 25, 2005, and, with respect to each of the persons noted in the table above:

•	the shares subject to options exercisable within 60 days granted to such person; and

•	the shares subject to restricted share grants under our 1997 Executive Stock Plan, pursuant to which such person has the power to vote or direct the voting of the shares.

Percentages shown only for those persons whose beneficial ownership of shares exceeds one percent of the common shares outstanding or deemed to be outstanding for this calculation.

(3)	Includes the number of shares subject to options granted under our Directors’ Stock Option Plan for non-management (which for all purposes in this proxy statement shall mean non-employee) directors and our 1997 Executive Stock Plan as follows: John D. Baker II, [ ]; Robert N. Blackford, [ ]; H. Corbin Day, [ ]; Vincent S. Hughes, [ ]; Dale E. Jones, [ ]; William P. Kennedy, [ ]; Patrick J. Knipe, [ ]; and Amos R. McMullian, [ ].

(4)	Includes [ ] shares subject to options under our 1997 Executive Stock Plan which are exercisable within 60 days and [ ] shares represented by restricted share grants under our 1997 Executive Stock Plan. Mr. Bearman is considered to have sole voting power as to [ ] shares and sole investment power as to [ ] shares.

(5)	411,900 common shares are owned of record by Jemison Investment Company, Inc. Mr. Day is the Chairman of the Executive Committee of Jemison, and he and members of his immediate family own an equity interest in Jemison. Mr. Day disclaims beneficial ownership of these shares.

(6)	Includes [ ] shares subject to options under our 1988 Stock Option Plan and/or our 1997 Executive Stock Plan that are exercisable within 60 days, [ ] shares represented by restricted share grants under our 1997 Executive Stock Plan and [ ] shares owned of record by Mr. Hughes’s spouse. Mr. Hughes is considered to have sole voting and investment power as to [ ] shares and shared voting and investment power as to [ ] shares.

(7)	Includes [ ] shares held by Hughes, Inc. David H. Hughes and Vincent S. Hughes are executive officers and directors of, and each owns a one-third equity interest in, Hughes, Inc. David H. Hughes and Vincent S. Hughes are considered to share voting and investment power as to such shares and all such shares are reported in the table above as beneficially owned by each of them.

(8)	Includes [ ] shares held by three trusts of which David H. Hughes and Vincent S. Hughes are co-trustees. All of the shares held by these trusts are included in the table above as beneficially owned by each of David H. Hughes and Vincent S. Hughes.

(9)	Includes [ ] shares owned of record by Mr. Hughes’s spouse. Mr. Hughes is considered to have sole voting and investment power as to [ ] shares and shared voting and investment power as to [ ] shares.

(10)	Includes [ ] shares held through Vital Support Charitable Foundation, for which Mr. Kennedy acts as Chairman, [ ] shares held through the Ashley E. Kennedy Trust and [ ] shares held through the Courtney B. Kennedy Trust. Mr. Kennedy acts as Trustee for both of these trusts. Mr. Kennedy is considered to have sole investment and voting power as to [ ] shares and shared voting and investment power as to [ ] shares.

(11)	Includes [ ] shares subject to options under our 1997 Executive Stock Plan that are exercisable within 60 days and [ ] shares represented by restricted share grants under our 1997 Executive Stock Plan. Mr. Morgan is considered to have sole voting power as to [ ] shares and sole investment power as to [ ] shares.

(12)	Includes [______] shares represented by restricted share grants under our 1997 Executive Stock Plan. Mr. Stanwood is considered to have sole voting power as to [_______] shares and sole investment power as to [_______] shares.

(13)	Includes [ ] shares subject to options under our 1988 Stock Option Plan and/or our 1997 Executive Stock Plan which are exercisable within 60 days and [ ] shares represented by restricted share grants under our 1997 Executive Stock Plan. Mr. Winstead is considered to have sole voting power as [ ] shares, sole investment power as to [ ] shares, and shared voting and investment power as to [ ] shares.

(14)	Includes an aggregate of [ ] shares subject to options under our 1988 Stock Option Plan and/or our 1997 Executive Stock Plan and exercisable within 60 days and [ ] shares subject to restricted share grants under our 1997 Executive Stock Plan held by our executive officers as a group, and [ ] shares subject to unexercised stock options under our Directors’ Stock Option Plan held by our non-management directors as a group. Directors and executive officers hold sole voting power as to [ ] shares, sole investment power as [ ] shares, and shared voting and investment power as to [ ] shares.

(15)	Calculated on the basis of [ ] shares, including [ ] shares outstanding and [ ] shares subject to options. The shares subject to stock options have been deemed outstanding for the purpose of computing such percentage.

(16)	Based solely upon a Schedule 13G filed with the Securities and Exchange Commission dated February 15, 2005, which lists the following affiliates: AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA, and their subsidiaries; a majority of these shares are held by unaffiliated third-party client accounts managed by Alliance Capital Management, L.P., as investment advisor, a majority-owned subsidiary of AXA Financial; Freiss Associates LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than 10% of our common shares to file with the Securities and Exchange Commission and New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of our common shares. Directors, executive officers and beneficial owners of more than 10% of our common shares are required by Securities and Exchange Commission rules to furnish us with copies of all such reports. To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations from our directors and executive officers that no other reports were required, we believe that only the following Section 16(a) filing requirements applicable to our directors and executive officers were not timely complied with during the fiscal year ended January 31, 2005: A Form 4 for Michael Stanwood was filed on September 9, 2004, to report the disposition of 2000 shares of stock on August 27, 2004.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

Our executive officers are normally elected annually by the Board of Directors following each annual meeting of shareholders to serve for a one-year term and until their successors are elected and qualified. The following sets forth the name of each of our executive officers and the principal positions and offices each of them holds. Unless otherwise indicated, each of these officers has been employed by us or one of our subsidiaries for more than five years and has served as an executive officer for at least five years.

Name	Age	Position
David Bearman	59	Executive Vice President and Chief Financial Officer since March 2003. Previously Mr. Bearman served as Chief Financial Officer of NCR Corporation, a technology product and services company, from September 1998 until his retirement in September 2001, Chief Financial Officer of Cardinal Health, Inc., a medical products distributor and services provider, from October 1989 to August 1998 and from 1970 to 1989, Mr. Bearman served in a variety of positions at General Electric Company, including Chief Financial Officer for four different GE businesses.

Stephen R. Benton	51	President – Water & Sewer and Vice President since March 2004. Previously, Regional Manager from October 2000 to March 2004, District Manager from November 1999 to October 2000, and Territory Manager from February 1996 to November 1999.

Jacquel K. Clark	46	Vice President since August 2004, Treasurer since May 2003 and Assistant Secretary since June 2003 and also January 1989 to April 2003. Previously, Secretary from April 2003 to June 2003, and Assistant Treasurer from May 1990 to May 2003.

Jeffrey A. Clyne	49	President – Plumbing/HVAC/Mechanical and Vice President since March 2004. Previously, Regional Vice President from January 2002 to March 2004 and Regional Manager from January 1997 to January 2002.

Jasper L. Holland	63	President – Building Materials since June 2004 and Senior Vice President of Customer Development from July 2001 through January 2003, and again from July 2003 until June 2004. Mr. Holland was Group President of the Plumbing Division from September 1999 through July 2001. Mr. Holland was also special projects administrator from January 2003 until July 2003.

Clyde E. Hughes III	57	President –Electrical and Vice President since March 2004. Previously, Group President from January 2000 to March 2004, Vice President from January 2000 to May 2000, and Regional Vice President from June 1994 to January 2000.

David H. Hughes	61	Chairman since November 1986 and a director since August 1968. Previously, Chief Executive Officer from May 1975 to May 2003, and President from April 1974 to March 1994. Mr. Hughes also currently serves as a member of our Executive Committee. Mr. Hughes also currently serves as a director of SunTrust Banks, Inc., Brown & Brown, Inc., an insurance agency, and Darden Restaurants, Inc.

Wetteny Joseph	33	Vice President since August 2004 and Controller since March 2004. Previously, Director of Information Risk Management from March 2003 to February 2004. Mr. Joseph served as Manager – Global Risk Management Solutions for Pricewaterhouse Coopers LLP, our independent auditors, from July 2000 to March 2003, and as Senior Associate – Global Risk Management Solutions for Pricewaterhouse Coopers LLP from July 1998 to July 2000.

Neal J. Keating	49	Chief Operating Officer since February 2004. From 2002 – 2004, Mr. Keating was Chief Executive Officer for GKN Aerospace Services (U.K). From 1991 to 2002, he was employed by Rockwell Collins, Inc., where he was Executive Vice President & Chief Operating Officer from 2001-2002, and Vice President and General Manager, Passenger Systems, from 1999-2001.

Jeffrey S. Leonard	37	Vice President of Operations Finance since May 2003. Previously, Treasurer from March 2002 to May 2003, and Assistant Controller from May 1999 to March 2002. Mr. Leonard served as Corporate Controller for Planet Hollywood International, Inc. from September 1996 to April 1999.

Robert A. Machaby	54	Senior Vice President – Marketing and Vendor Development since March 2004. Previously, Senior Vice President of Vendor Development from January 2002 to March 2004, Group President from January 2000 to January 2002 and District Manager from April 1996 to January 2000.

Rick J. McClure	46	President – Electric Utilities and Vice President since March 2004. Previously, Vice President Utilities from August 2002 to March 2003 and President and Chief Executive Officer of Utiliserve Holdings, Inc. and its predecessors, from August 1997 to August 2002.

Thomas I. Morgan	51	Chief Executive Officer since May 2003, President since March 2001, and a director since May 2001. Previously, Chief Operating Officer from March 2001 to May 2003. Mr. Morgan also currently serves as a member of our Executive Committee. Mr. Morgan also currently serves, and since March 2004 has served, as a director of Rayonier, Inc., a global supplier of timber, performance fibers and wood products. Mr. Morgan served as Chief Executive Officer of enfoTrust Networks, a firm providing information storage, management and delivery solutions, from February 2000 to March 2001 and Chief Executive Officer of Value America, an online retailer, from February 1999 to November 1999. On August 11, 2000, Value America filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Morgan served as Chief Executive Officer of U.S. Office Products from 1997 to January 1999, and in a variety of positions at Genuine Parts Company, an automotive and office products distributor, from 1975 to 1997.

John Z. Paré	36	Secretary since June 2004, Senior Vice President and General Counsel since June 2003. Previously, Associate General Counsel from December 2000 to June 2003. Mr. Paré was in the private practice of law from September 1998 to November 2000, and in government service prior to September 1998.

Michael Jay Romans	54	Senior Vice President of Human Resources since December 1, 2004. Mr. Romans was Senior Vice President of Human Resources with Standard Register Corporation from April 2001 to December 2004. From October 2000 to April 2001, Mr. Romans was President of Romans and Associates. From March 1995 to October 2000, Mr. Romans was employed by Becton Dickinson & Co., where he was Director, Organizational Effectiveness and Learning, from March 1995 to 1997, and Vice President of Human Resources, Pre-Analytical Solutions from 1997 until October 2000.

Michael L. Stanwood	52	Group President since January 2000. Previously, President of a subsidiary operation from May 1996 to January 2000.

Thomas J. Starnes	45	President of Hughes Maintenance Repair and Operations (MRO) since November 2003. Previously, Senior Vice President of Sales and Marketing from June 2001 to December 2003. Mr. Starnes served as Chief Marketing Officer of Value America from December 1999 to August 2000, and as Executive Vice President of Value America from April 1999 to December 1999. On August 11, 2000, Value America filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Starnes served as Senior Vice President of Sales and Marketing and Senior Vice President of Business Development of U.S. Office Products from September 1997 to April 1999.

John A. Steele	49	Senior Vice President – Corporate Operations since March 2004. Previously, Senior Vice President of Operations from September 2001 to March 2004 and Vice President of Operations from June 2001 to August 2001. Mr. Steele served as Chief Operating Officer of Value America from November 1999 to August 2000, Executive Vice President – Operations of Value America from October 1999 to November 1999, and as Senior Vice President – Operations of Value America from April 1999 to October 1999. On August 11, 2000, Value America filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Steele served as Vice President – Operations of Genuine Parts Company, an automotive and office products distributor, from October 1993 to April 1999.

Ken Veneziano	40	Vice President of Legal Affairs and Deputy General Counsel since August 2004, and Associate General Counsel since July, 2003. From February 2000 to October 2002, Mr. Veneziano was Executive Vice President and General Counsel of GlobeNet Capital Corporation.

Thomas M. Ward II	47	Senior Vice President since May 2001 and Chief of Information Technology since May 2003, and from May 1999 to May 2002. Previously, Chief Information Officer from May 2002 to May 2003, Vice President from May 2000 to May 2001, and Director of Information Technology from October 1998 to May 1999.

Gradie E. Winstead, Jr.	55	Executive Vice President – Strategic Business Development since March 2004. Previously, Group President from January 2000 to March 2004, Vice President from January 2000 to May 2000, and Regional Vice President from June 1994 to January 2000.

J. Stephen Zepf	55	Senior Vice President of Strategic Development/Mergers & Acquisitions since March 2003. Previously, Chief Financial Officer from April 1984 to March 2003, and Treasurer from April 1984 to March 2002.

Compensation Committee Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any previous filings made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any of such filings.

Introduction

The compensation of certain of our executive officers is established annually by the Compensation Committee. The members of the Compensation Committee are non-management directors appointed by the Board of Directors immediately following each annual meeting of shareholders and as needed as vacancies may arise.

Compensation Policy

The goal of our executive compensation policy is to attract, retain and motivate qualified executive management under a competitive compensation program which rewards individual performance and increases shareholder value. To achieve this goal, the Compensation Committee evaluated the respective positions, the competitive market for the required management skills, individual performance and potential, and the potential for motivating Company and individual performance. Before finalizing its action, the Compensation Committee also considered the recommendation of our Chief Executive Officer with respect to the compensation of certain other executive officers.

Compensation Program

The main components of our executive management compensation program are base salaries, annual and long-term performance-based incentive bonus plans, stock plans and retirement plans. Each of these components is discussed in the remainder of this report.

Information with respect to the compensation paid to our Chief Executive Officer and our other four most highly compensated executive officers for the last fiscal year and for each of the two previous fiscal years, descriptions of certain of the compensation plans referred to in this report, and a Shareholder Return Performance Graph illustrating cumulative Shareholder return with respect to our common shares are set forth elsewhere herein following this report.

Base Salaries

Base salaries are intended to establish a level of compensation which, together with the other components of the compensation program, will help us attract and retain the talent needed to meet the challenges of the competitive industry in which we operate while maintaining an acceptable level of fixed personnel costs. The Compensation Committee’s action with respect to base salaries was based upon the Compensation Committee’s evaluation of the responsibility and scope of each position, the level of pay for comparable positions in our industry, executive performance over an extended period of time, and the value and potential value for the executive of other elements of our compensation program. The Compensation Committee believes that the base salaries for our executive officers are conservative when compared to comparably-sized companies in our industry.

Annual Incentive Plans

Our annual incentive plans are intended to motivate and reward short-term performance by providing cash bonus payments based upon required performance goals in earnings per share, same store sales and specific performance measures including return on sales and return on investment, as well as department performance and discretionary considerations. Upon achievement of the required performance goals, the bonus paid to a participant is determined, depending upon the particular plan, as a percentage of the base salary of the participant or as the sum of a percentage of the funds available for the payment of such bonus and a percentage of the participant’s base salary up to a designated maximum percentage of the participant’s base salary. The designation of the annual incentive plan participants, the definition of the required performance goals, and the determination of bonuses to be paid upon the achievement of the required performance goals are established annually by the Compensation Committee.

With respect to each specific annual incentive plan, the Compensation Committee adopted performance goals which are sufficiently achievable to provide a meaningful incentive for superior performance, and included as participants those executive officers who are in positions most responsible for our success. The Compensation Committee designated those executive officers who were in positions most responsible for our success as participants in specific annual incentive plans during the last fiscal year.

Because the base salaries of executive officers are conservative when compared to comparably-sized companies in our industry, the Compensation Committee also retains authority to award part of the bonus on a discretionary basis independent of the annual incentive plan reflecting, for instance, excellent performance in unusual or difficult circumstances. Individual bonuses may also be awarded to our executive management and other key employees based upon job performance or other criteria within the discretion of the Compensation Committee. During the last fiscal year, the Compensation Committee approved discretionary bonuses to members of the executive management group.

Long-Term Incentive Bonus Plan

In lieu of a long-term incentive bonus plan, the Compensation Committee from time to time grants performance-based restricted shares to certain members of the executive management group pursuant to the 1997 Executive Stock Plan. During the past fiscal year, we made grants of performance-based restricted shares to selected members of the executive management group under plans adopted in August 2002 and September 2003. These plans generally provide for the incremental award of restricted shares upon attainment of certain thresholds in our stock price. Under these plans, performance-based restricted shares become vested if the participant remains employed by us for five years after the award date, there is a change-in-control of Hughes Supply, or the participant dies, becomes disabled or attains age 65. A participant forfeits all restricted shares if he or she fails to remain a full-time employee until the shares become vested. If a restricted share is forfeited, it again becomes available for grant under the 1997 Executive Stock Plan. The Compensation Committee believes that these stock performance plans closely align the interests of the executive management group with the interests of shareholders in increasing shareholder value.

Stock Plans

The 1997 Executive Stock Plan is intended to act as an incentive to enhance shareholder value by providing to plan participants an opportunity to benefit from increases in the value of our common shares.

Participation under the 1997 Executive Stock Plan is limited to our executive officers, directors and other selected key employees (as well as certain outside consultants). We granted an aggregate of 51,000 options under the 1997 Executive Stock Plan during fiscal year 2005 and an aggregate of 355,400 restricted share grants during fiscal year 2005, of which 120,000 were performance-based restricted shares.

The 2005 Executive Stock Plan was adopted by the Board in March 2005 and is subject to the approval of shareholders. If approved by shareholders, future grants of stock options, restricted stock, performance-based restricted stock and stock appreciation rights will be made under the 2005 Executive Stock Plan and no new grants will be made under the 1997 Executive Stock Plan. Any remaining shares in the 1997 Plan will be canceled. See “Approval of 2005 Executive Stock Plan (Proposal 3)” beginning on page 30.

Retirement Plans

The retirement plans in our executive compensation program, including the Supplemental Executive Retirement Plan, the Cash or Deferred Profit Sharing Plan and Trust, the Non-Qualified Deferred Compensation Plan, and the 2005 Non-Qualified Deferred Compensation Plan, are intended to encourage and reward long-term employment with us.

The Supplemental Executive Retirement Plan was adopted on September 30, 1986, and has been amended from time to time. This plan is a non-contributory plan and it is funded solely by us. This plan provides for a monthly benefit to be paid to each participant, upon termination of employment or, if later, the attainment of age 65, in an amount equal to one-twelfth of a percentage of the participant’s average compensation for his or her final three years with us, for 15 years. All of the executive officers, other than Ms. Clark and Messrs. Joseph, Leonard and Veneziano, are eligible to participate under this plan.

The Cash or Deferred Profit Sharing Plan and Trust was adopted on February 1, 1997, and has been amended from time to time. This plan is a contributory plan for the benefit of substantially all of our employees. Each of our executive officers is eligible to participate under this plan. Participants may make limited contributions under this plan by salary deduction. Contributions by us under this plan include those required to match a portion of a participant’s contribution and may include limited additional contributions within the discretion of the Board of Directors. We did not make a discretionary contribution to the Cash or Deferred Profit Sharing Plan and Trust for the last fiscal year.

The Non-Qualified Deferred Compensation Plan was established on March 1, 2002, has been amended from time to time, and allows eligible employees to defer up to 90% of their cash compensation and up to 100% of stock option and restricted stock gains. We do not match employee contributions under this plan. All of the executive officers, other than Ms. Clark and Messrs. Joseph, Leonard and Veneziano, are eligible to participate under this plan. Based on the recent changes in the law, this plan has been frozen effective March 1, 2005.

The 2005 Non-Qualified Deferred Compensation Plan (the “2005 Plan”) was established on March 1, 2005, as a result of recent changes in the tax laws. The 2005 Plan is similar to the Non-Qualified Deferred Compensation Plan, as it allows eligible employees to defer up to 90% of their cash compensation and up to 100% of their restricted stock gains. We do not match employee contributions under the 2005 Plan. All of the executive officers, certain other key employees, and non-management directors are eligible to participate under the 2005 Plan.

Compensation of the Chief Executive Officer

Mr. Thomas I. Morgan, our President and Chief Executive Officer, is eligible to participate in the same components of the executive officers’ compensation program available to the other executive officers described above, and the determination of the Compensation Committee with respect to Mr. Morgan’s compensation was made in the manner outlined above with respect to the executive officers.

During the last fiscal year, the Compensation Committee increased Mr. Morgan’s base salary from $440,076 to $550,000 in order to compensate him in a manner more consistent with his responsibilities and in a manner which was more competitive with compensation paid to chief executive officers with comparable responsibilities in other companies. The Compensation Committee believes that Mr. Morgan’s base salary is conservative in comparison to his peers in our industry.

For the last fiscal year Mr. Morgan received a bonus of $1,935,000 under the annual incentive plan. The Compensation Committee determined this bonus based upon the following factors and criteria: attainment of certain performance goals for earnings per share, same-store sales growth, return on sales and return on investment; significant progress made in the areas of restructuring the financial and operational management to better support growth, retaining and developing leaders within key functional areas, improving the market capitalization and overall financial strength of Hughes Supply, promoting Hughes Supply within the investment community, and strategic leadership through acquisitions and initiatives to promote organic growth.

During the last fiscal year, there were no stock option awards given to Mr. Morgan under the 1997 Executive Stock Plan. A non-performance related restricted stock grant in the amount of 10,000 shares was awarded to Mr. Morgan under the 1997 Executive Stock Plan. In addition, Mr. Morgan received two performance-based restricted stock grants totaling 12,000.

Section 162(m)

Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1 million paid for any year to a public corporation’s chief executive officer and the four other highest paid executive officers at the end of such year will not be deductible for federal income tax purposes unless certain conditions are met. One such condition is that the compensation qualify as “performance-based compensation.” We intend that stock option awards to covered executive officers under the 1997 Executive Stock Plan qualify as performance-based compensation within the meaning of Section 162(m). However, the Compensation Committee believes that to attract, retain and reward the executive management team, loss of a tax deduction may be necessary and appropriate in certain circumstances, and retains its discretion to make grants that are not exempt from the Section 162(m) limitations on deductions.

Conclusion

The Compensation Committee believes that the policies articulated above will continue to ensure that the interests of our executive management group are aligned with the interests of our shareholders.

Submitted by the Compensation Committee of the Board of Directors.

Amos R. McMullian, Chairman
Dale E. Jones
William P. Kennedy

Summary Compensation Table

The following table sets forth the annual, long-term and other compensation for our Chief Executive Officer and each of our other four most highly compensated executive officers during the last fiscal year, as well as the total annual compensation for each such individual for the two previous fiscal years.

Name and Principal Position	Fiscal Year	Annual Compensation				Long-Term Compensation		All Other Compensation ($)(3)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)		Restricted Share Awards ($)(2)	Securities Underlying Options/ SAR Awards
Thomas I. Morgan(4) President and Chief Executive Officer	2005 2004 2003	550,000 440,076 400,000	1,935,000 334,526 320,000	0 0 137,095	(5)	308,500 0 0	0 50,000 24,000	16,632 9,529 9,178

David Bearman(6) Executive Vice President and Chief Financial Officer	2005 2004 2003	375,000 250,835 0	1,288,000 214,572 0	0 97,794 0	(7)	246,800 0 0	0 30,000 0	14,947 8,011 0

Gradie E. Winstead, Jr Executive Vice President- Strategic Business Development	2005 2004 2003	300,000 257,500 250,000	651,000 376,098 275,000	0 0 0		203,610 0 0	0 20,000 12,000	16,551 9,129 10,244

Robert A. Machaby Senior Vice President- Marketing and Vendor Development	2005 2004 2003	245,000 206,000 200,000	391,000 197,760 185,000	0 0 0		101,805 0 0	0 20,000 12,000	12,296 8,550 8,151

Michael L. Stanwood President-Industrial/PVF	2005 2004 2003	230,000 226,600 220,000	406,000 226,600 220,000	0 0 0		101,805 0 0	0 20,000 6,000	6,076 7,424 8,640

(1)	In this column, unless otherwise indicated, the aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the executive’s salary and bonus, and the executive had no other compensation reportable under this category. For security purposes we require Mr. Morgan to use the company aircraft for his air travel. We consider such expense a business expense, and voluntarily report that, inclusive of such use, the amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of Mr. Morgan’s salary or bonus.

(2)	On August 24, 2004, we granted restricted shares to the five most highly compensated executive officers, as follows: Thomas I. Morgan, 10,000; David Bearman, 8,000; Gradie E. Winstead, Jr., 6,600; Robert A. Machaby, 3,300; and Michael L. Stanwood, 3,300. The fair market value of these restricted shares on the date of the award was $30.85. This column does not include restricted shares intended as long-term incentive compensation granted as performance-based restricted shares pursuant to the 1997 Executive Stock Plan; instead, awards of these restricted shares are reported in the “Long-Term Incentive Plans — Awards in Last Fiscal Year” table elsewhere in this proxy statement. The aggregate number and value of restricted shares held by each of these individuals at January 31, 2005 (including those awarded, but not yet issued, as long-term incentive compensation) are set forth below:

Name	Aggregate Number of Restricted Shares	Aggregate Value of Restricted Shares ($)†
Thomas I. Morgan	140,000	4,253,200
David Bearman	96,000	2,916,480
Gradie E. Winstead, Jr	122,896	3,733,580
Robert A. Machaby	103,300	3,138,254
Michael L. Stanwood	93,300	2,834,454

†	Calculated by multiplying the aggregate number of restricted shares held by the named individual on January 31, 2005, by $30.38, the closing price of our common stock on such date as reported by the New York Stock Exchange. The individuals named above will receive any dividends declared with regard to the restricted shares awarded to them.

(3)	Includes the amounts indicated below for fiscal year 2005: (i) the cost of premiums paid by us for insurance (life and supplemental long-term disability coverage) provided to the named executive; (ii) matching contributions made to the accounts of the named executive in our Cash or Deferred Profit Sharing Plan and Trust; and (iii) dividends earned on non-performance-based restricted stock awards that have not yet vested.

Executive	2005 Insurance Premiums ($)	2005 Matching Contribution ($)	2005 Dividends on Non- Performance-Based Restricted Stock ($)
Thomas I. Morgan	8,618	6,714	1,300
David Bearman	8,788	5,119	1,040
Gradie E. Winstead, Jr	4,190	6,603	5,758
Robert A. Machaby	2,808	6,609	2,879
Michael L. Stanwood	2,763	2,884	429

(4)	Mr. Morgan became our President and Chief Operating Officer in March of fiscal year 2002, and our Chief Executive Officer in May of fiscal year 2004.

(5)	Includes $79,300 in home sale assistance in connection with Mr. Morgan’s relocation to our headquarters in Orlando and $56,000 as gross up for taxes in connection with the foregoing.

(6)	Mr. Bearman became our Chief Financial Officer and Executive Vice President in March of fiscal year 2004.

(7)	Includes $51,916 in home sale assistance in connection with Mr. Bearman’s relocation to our headquarters in Orlando, $35,301 as gross-up for taxes in connection with the foregoing, and $4,200 in dividends earned on performance-based restricted stock awards.

Bonus Plans

We have annual incentive plans for members of our executive management, our sales, branch and department managers and other key employees. Bonuses are awarded under the annual incentive plans upon achievement of required performance goals by applying the percentage provided for under such plans to the base salaries of plan participants. Individual bonuses may also be awarded to our executive management and other key employees based upon job performance or other criteria within the discretion of the Compensation Committee. For more information, see “Approval of 2005 Annual Incentive Plan (Proposal 4)” beginning on page 35.

Long-Term Incentive Plans

In lieu of a long-term incentive bonus plan, our Compensation Committee from time to time grants performance-based restricted shares to certain members of the executive management group pursuant to the 1997 Executive Stock Plan. During the past fiscal year, we made grants of performance-based restricted shares to selected members of the executive management group under plans adopted in August 2002 and September 2003. These plans generally provide for the incremental award of restricted shares upon attainment of certain thresholds in our stock price. Under these plans, performance-based restricted shares become vested if the participant remains employed by us for five years after the award date, there is a change-in-control of Hughes Supply, or the participant dies, becomes disabled or attains age 65. A participant forfeits all of his restricted shares if he fails to remain a full-time employee until the shares become vested. If a restricted share is forfeited, it again becomes available for grant under the 1997 Executive Stock Plan. The Compensation Committee believes that these stock performance plans closely align the interests of the executive management group with the interests of shareholders in increasing shareholder value.

The following table provides information concerning restricted share grants to our Chief Executive Officer and our other participants among our executive officers named in the Summary Compensation Table under a stock performance plan adopted in fiscal year 2005.

Long-Term Incentive Plans — Awards in Last Fiscal Year

Name	Number of Shares or Other Rights(1) (#)	Performance or Other Period Until Maturation Of Payout	Estimated Future Payouts Under Non-Stock Price-Based Plans
Thomas I. Morgan	0	—	—
David Bearman	18,000	5 years	—
Gradie E. Winstead	0	—	—
Robert A. Machaby	0	—	—
Michael L. Stanwood	0	—	—

(1)	On February 5, 2004, the Compensation Committee approved the addition of David Bearman to the Stock Performance Plan approved for other senior executives on August 21, 2002, and awarded Mr. Bearman 18,000 performance-based restricted shares. Under this plan, awards of performance-based restricted shares occur when our stock price initially reaches $27.055 and then if our stock price averages set targets of $30.44 and $33.92 for a period of 20 consecutive trading days. For each target met, 33.333% of the restricted shares are awarded to plan participants. For each award of performance-based restricted shares under this plan, we hold such shares as custodian until they vest, but plan participants receive dividends and voting rights on awarded shares. Performance-based restricted shares become vested if the plan participants remain employed by us for five years after the award date or if there is a change-in-control of Hughes Supply or the participant dies, becomes disabled or attains age 65. All restricted shares are forfeited if the plan participant fails to remain a full-time employee until the shares become vested.

Stock Option Plans

All of our non-management directors and executive officers are participants in our 1997 Executive Stock Plan. Such plan authorizes the granting of incentive stock options and non-qualified options, both of which are exercisable for common shares, and also permits the granting of stock appreciation rights, either alone or in conjunction with the granting of options. Under such plan, the number of common shares reserved for use is 6,500,000 and the number of shares which may, but need not, be granted as restricted shares is 3,250,000.

Certain of our non-management directors are also participants in the current Directors’ Stock Option Plan. This plan has been terminated and no further awards will be made under it. We continue to maintain this plan to the extent necessary to administer awards made under it prior to its termination.

The 2005 Executive Stock Plan was adopted by the Board in March 2005 and is subject to the approval of shareholders. If approved by shareholders, future grants of stock options, restricted stock, performance-based restricted stock and stock appreciation rights will be made under the 2005 Executive Stock Plan and no new grants will be made under the 1997 Executive Stock Plan. Any remaining shares in the 1997 Plan will be canceled. For more information about the 2005 Executive Stock Plan, see “Approval of 2005 Executive Stock Plan (Proposal 3)” beginning on page 30.

Equity Compensation Plan Information

The following table provides details regarding our common shares issuable upon the exercise of outstanding options, warrants and rights granted under our equity compensation plans (including individual equity compensation arrangements) as of the end of the last fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,632,785	$15.95	755,428
Equity compensation plans not approved by security holders	0	N/A	0
Total	2,632,785	$15.95	755,428

(1)	This calculation treats the 64,000 performance-based restricted shares that have been awarded but not yet issued as unavailable for future issuance.

Option Grants in Last Fiscal Year

There were no options granted to our executive officers named in the Summary Compensation Table during the fiscal year ended January 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes options exercised by our executive officers named in the Summary Compensation Table during the fiscal year ended January 31, 2005, and presents the value of unexercised options held by our executive officers named in the Summary Compensation Table at fiscal year end:

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at January 31, 2005 (#)		Value of Unexercised In-the-Money Options at January 31, 2005($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas I. Morgan	6,000	100,620	49,000	58,000	922,005	756,760
David Bearman	17,204	233,759	2,796	40,000	52,439	573,950
Gradie E. Winstead, Jr	60,000	1,313,025	45,800	24,000	707,425	313,980
Robert A. Machaby	36,000	728,531	8,000	24,000	243,040	729,120
Michael L. Stanwood	8,000	102,220	0	24,000	0	313,980

(1)	The value of unexercised in-the-money options represents the aggregate amount of the excess of $30.38, the closing price for our common stock on January 31, 2005, over the exercise price of all options held on such date.

Supplemental Executive Retirement Plan

We have a Supplemental Executive Retirement Plan under which certain of our executive officers are eligible to receive supplemental retirement compensation in addition to any compensation paid under our other benefit programs. We are obligated to pay supplemental retirement compensation to each of such officers (i) after retirement of such executive officer from service with us, or (ii) upon such officer’s total disability while in our employ, provided such disability continues until the executive officer’s normal retirement date. Supplemental retirement compensation will be based upon such executive officer’s average annual salary plus bonus for our three fiscal years immediately prior to retirement or disability (except in the case of Mr. David H. Hughes for whom the average shall be based upon his annual salary plus bonus for the three fiscal years immediately prior to and including January 30, 2004) (“final compensation”), and will be payable monthly following such retirement for a period of 15 years. The rate per annum of supplemental retirement compensation in the case of retirement or disability retirement at age 65 will be equal to 50% (except as to the Chairman, Chief Executive Officer and Chief Financial Officer for whom it will equal 60%) of final average compensation. In the case of early retirement or early disability retirement with our approval prior to age 65, but not earlier than age 55, the percentage benefit will be reduced proportionately from 96% of 50% (except as to the Chairman, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer for whom it will equal 96% of 60%) of final average compensation upon retirement at age 64 to 60% of 50% (except as to the Chairman, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer for whom it will equal 60% of 60%) of final average compensation upon retirement at age 55. Death benefits are payable under the Plan in the event of death while employed by us or during any period of disability that commenced while employed by us, but prior to disability retirement. Death benefits are payable monthly for a period of ten years after death at the rate per annum equal to the benefit the participant would have received if the participant attained age 65. Benefits under the Supplemental Executive Retirement Plan are nonvested, unfunded retirement benefits. Based on their annual compensation through the end of our fiscal year ended January 31, 2005, and assuming normal retirement age has been attained, the executive officers named in the Summary Compensation Table would be entitled to projected annual payments under the Supplemental Executive Retirement Plan as follows: Thomas I. Morgan, $704,654; David Bearman, $427,045, Gradie E. Winstead, Jr., $327,519; Robert A. Machaby, $251,095; and Michael L. Stanwood, $371,329.

Cash or Deferred Profit Sharing Plan and Trust

We have a Cash or Deferred Profit Sharing Plan and Trust for the benefit of substantially all of our employees. Putnam Fiduciary Trust Company is trustee of this plan. Our Cash or Deferred Profit Sharing Plan and Trust is administered by an administrative committee appointed by the Board. Eligible employees may contribute to this plan by salary deduction, and before imposing federal income taxes, from 2% to 95% of their cash compensation up to a maximum of $13,000 per year, as adjusted each year in accordance with the Internal Revenue Code. Participants over age 50 are permitted to make additional “catch up” elective contributions of an additional $3,000 per year, as adjusted in accordance with the Internal Revenue Code. On employee contributions of up to 6% of the employee’s cash compensation, we will contribute a matching contribution of 50% of the employee’s contribution. Additional discretionary contributions by us, which may be either a fixed dollar amount or a percentage of profits, may be made to our Cash or Deferred Profit Sharing Plan and Trust at the discretion of the Board, but all employee and Company contributions may not exceed the maximum amount deductible for federal income tax purposes. Allocations of our discretionary, profit-sharing contributions are made to the accounts of active participants on the basis of their compensation. The full amounts credited to their accounts (valued in accordance with the Cash or Deferred Profit Sharing Plan and Trust) are distributed to participants upon their death, disability or retirement. For participants who cease to be employees prior to death, disability or retirement, the amounts distributed are 100% of the participant’s salary reduction contribution account and matching contribution account and the vested percentage of the participant’s discretionary, profit-sharing contribution account based upon the participant’s period of service as follows: less than three years, 0%; three years, 20%; four years, 40%; five years, 60%; six years, 80%; seven years or more, 100%. However, for eligible employees who enter the Cash or Deferred Profit Sharing Plan and Trust on or after February 1, 2001, the vested percentage of the participant’s matching contribution account is based upon the participant’s period of service as follows: less than one year, 0%; one year, 20%; two years, 40%; three years, 60%; four years, 80%; and five or more years, 100%. We did not make a discretionary profit-sharing contribution to the Cash or Deferred Profit Sharing Plan and Trust during the fiscal year ended January 31, 2005.

Non-Qualified Deferred Compensation Plan

We have a Non-Qualified Deferred Compensation Plan under which certain executive officers may participate. The purpose of this Plan is to allow participants to defer a portion of their compensation until a future point in time. This Plan is administered by an administrative committee appointed by the Compensation Committee. Eligible employees may defer up to 90% of their cash compensation and up to 100% of their stock option and restricted stock gains under this Plan. We do not match employee contributions under this Plan. The amounts deferred under this Plan are deemed to be invested in hypothetical benchmark investments selected by the participants. The participants will receive their account balances under this Plan upon their death, disability, retirement, in-service distribution date selected by the participant, and/or termination of employment with us. If the distribution event is either retirement or an in-service distribution date, the participant can elect to receive either a lump sum payment or annual installments up to 15 years. Upon all other distribution events, a lump sum payment will be made. All benefits payable under this Plan shall be made in cash, except any stock option gains deferred will be paid in shares of our common stock. As of March 1, 2005, this Plan has been frozen as a result of new changes in the tax laws, and no new contributions will be made under this Plan as of that date.

2005 Non-Qualified Deferred Compensation Plan

As a result of recent changes in the tax laws, we have established the 2005 Non-Qualified Deferred Compensation Plan in order to conform to those changes. This Plan is similar to the Non-Qualified Deferred Compensation Plan discussed above. This Plan allows certain executives, key employees and directors to defer a portion (up to 90% for employees and 100% for directors) of their compensation and/or fees and retainers. This Plan also allows the participants to defer up to 100% of their restricted stock gains. The amounts deferred under this Plan are deemed to be invested in hypothetical benchmark investments selected by the participants. The participants will receive their account balances under this Plan upon their separation from service with us for any reason, a change in control, and/or an in-service distribution date as selected by the participants. If the distribution event is either separation from service or an in-service distribution date, the participant may elect to receive either a lump sum payment or annual installments over 2 to 10 years. Upon a change in control, the participant may elect to receive the total of their accounts in a lump sum payment at this time. All benefits payable under this Plan will be made in cash, except at least 50% of the amounts attributable to restricted stock gain deferrals will be paid in shares of our common stock.

Severance Arrangements

We have entered into agreements with each of our executive officers named in the Summary Compensation Table that provide for severance payments in the event of termination of their employment following a “change-in-control” if such termination is by us without cause or by the executive for “good reason.” The agreements have a 2-year term that, in the event of a change-in-control, extends to 60 days following 24 months after the change-in-control. In the event of such a termination by the executive for good reason or by us without cause during the term of the agreement and within 24 months following the change-in-control, the executive is entitled to receive a lump sum severance payment within 15 days following termination equal to the lesser of (1) the product of three times the average annual compensation (including base salary, bonuses, fringe benefits and deferred compensation) paid to the executive during the 3-year period prior to the termination date (or, if higher, in effect prior to the event constituting “good reason”) or (2) one dollar less than three times the executive’s annualized includible compensation for income tax purposes during the five-year period preceding the change-in-control. In general, a “change-in-control” under the agreements is defined as the acquisition of 49% or more of the voting power of our common shares, the current directors ceasing to be a majority of the directors within a 24 month period, or the sale of substantially all of our assets or merger of Hughes Supply. “Good reason” for the executives to terminate employment under the agreements is generally any reduction in compensation, loss of title or position, significant diminution of duties and responsibilities or relocation requirement.

Other Benefits

We provide a group term life insurance benefit equal to two times base annual pay up to a maximum of $680,000 for our executive and certain management employees who meet eligibility requirements. Other key employees have a maximum group term life insurance benefit of $100,000, based on one times base annual pay. In addition, we provide a supplemental AD&D benefit for our executives and their spouses up to a maximum of $1,000,000. Certain management employees are also eligible for a supplemental AD&D benefit up to $250,000.

We have a group long-term disability plan for all employees which provides a benefit equal to 60% of the participant’s base salary, up to a maximum monthly benefit of $10,000. We have also established a Supplemental Long-Term Disability Plan which provides additional long-term disability benefits to certain members of the executive management group. This plan provides an additional benefit equal to ten percent of the participant’s base salary. We pay the premiums on behalf of participants. All of the executive officers are participants under this plan except for Ms. Clark and Messrs. Joseph, Leonard and Veneziano.

Compensation of Directors

Our non-management directors receive an annual retainer of $30,000 and attendance fees of $1,000 for each Board meeting attended in person or by telephone conference. For each meeting of a committee of the Board, such non-management directors receive an attendance fee of $500 for attendance in person or by telephone conference. The Compensation and Nominating/Corporate Governance Committee Chairs, and the Presiding Director receive additional annual compensation of $5,000, and the Audit Committee Chair receives additional annual compensation of $10,000. Directors who are our employees do not receive directors’ or committee members’ fees. John D. Baker II, Robert N. Blackford, H. Corbin Day, Vincent S. Hughes, Dale E. Jones, William P. Kennedy, Patrick J. Knipe and Amos R. McMullian served as non-management directors and received non-management directors’ fees during the fiscal year ended January 31, 2005.

Our non-management directors also receive equity compensation from time to time under our 1997 Executive Stock Plan and will be eligible to receive equity compensation under our 2005 Executive Stock Plan. In fiscal year 2005, each of our non-management directors received restricted grants of 1,500 shares of the Company’s common stock. There were no option awards granted to our non-management directors in fiscal 2005.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

As indicated in the “Compensation Committee Report on Executive Compensation” set forth elsewhere in this proxy statement, Thomas I. Morgan, Chief Executive Officer and President, consulted with the Compensation Committee with respect to the compensation of the executive management group and submitted to the Compensation Committee his recommendation for compensation of the other members of the group. David H. Hughes, Chairman of the Board, who is not a member of the Compensation Committee, consulted with the Compensation Committee and provided his recommendation at the Compensation Committee’s request.

Certain Transactions with Management

We lease certain buildings and properties from Hughes, Inc., a Florida corporation, a company of which David H. Hughes, Vincent S. Hughes (formerly an executive officer) and Russell V. Hughes (formerly an executive officer) are officers and directors, and in which each owns a one-third interest. During the last fiscal year, 12 such leases were in effect in Florida. Each lease was entered into prior to March 12, 1992, and was renewed effective April 2003, except for one lease that was entered into effective June 2000. Two of these leases were assigned by Hughes, Inc. to a non-related third party in December 2004 and January 2005 as a result of Hughes, Inc.’s sale of the properties. One of these leases was terminated in January 2005 as a result of our purchase of the property. Three of these leases expire in September 2005, four of these leases expire in March 2008, and two of these leases expire in June 2010. These leases typically relate to branch facilities including buildings ranging in size from approximately 18,850 to 117,327 square feet together with outside parking and storage areas. Under leases in effect during the fiscal year ended January 31, 2005, we made rental payments to Hughes, Inc. in the aggregate of $1,682,692.36. We also pay real estate taxes, building insurance and certain maintenance and repair expenses with respect to these leased properties. During the last fiscal year, we paid real estate taxes, building insurance and maintenance and repair expenses on such leased properties of $264,293.31, $15,050.00 and $306,911 respectively.

We also lease certain buildings and properties from JEM-Realty, LLC, SJ Limited Partnership, SJ Partnership, Stanwood Interests Limited Partnership, Stanwood Limited Partnership, SWS-GA Realty, Inc., and SWS-TX Realty, Inc. JEM-Realty, LLC is a wholly-owned subsidiary of Jemison Investment Co., Inc., of which Mr.

Stanwood is a director. Mr. Stanwood is a limited partner of SJ Limited Partnership and SJ Partnership. Mr. Stanwood is President of Stanreal, LLC, the general partner of Stanwood Interests Limited Partnership and Stanwood Limited Partnership. Mr. Day is the sole shareholder of SWS-GA Realty, Inc. and SWS-TX Realty, Inc. During the last fiscal year, ten such leases were in effect with respect to seven locations in Texas, two locations in Georgia, and one location in North Carolina. Five of these leases were entered into in May 1996, one of these leases was entered into in July 1998, one of these leases was entered into in April 1999, one of these leases was entered into in May 2000, one of these leases was entered into in June 2002, and one of these leases was entered into in July 2003. One of the leases expired in September 2004, three of these leases expire in May 2005, two of the leases expire in May 2008, three of these leases expire in April 2010, and one of these leases expires in July 2013. These leases relate to branch facilities ranging in size from approximately 10,000 to 50,000 square feet, together with outside storage and parking, with the exception of one lease which is solely for vacant land used for outside storage. During the fiscal year ended January 31, 2005, we made rental payments to JEM-Realty, LLC, SJ Limited Partnership, Stanreal, LLC (for the benefit of Stanwood Interests Limited Partnership), SWS-GA Realty, Inc. and SWS-TX Realty, Inc. in the aggregate of $881,436.27. We also pay real estate taxes, building insurance and certain maintenance and repair expenses with respect to these leased properties. During the last fiscal year we paid real estate taxes, building insurance and maintenance and repair expenses on such leased properties of $119,216.80, $4,737.60 and $187,775, respectively.

These transactions were negotiated and entered into in an arms-length manner after satisfactory due diligence verified that the terms of such transactions were competitive with or better than terms available for comparable properties in the respective markets at the time of each transaction. We believe that the terms of the transactions described above are at least as favorable to us as those which could have been obtained from unrelated parties.

Shareholder Return Performance Graph

The following graph compares during the 5-year period ended January 31, 2005, the yearly percentage change in the cumulative total shareholder return of our common shares with the cumulative total return of the S&P SmallCap 600 and the cumulative total return of an industry group consisting of those peer group companies identified in the graph which have been selected by us as reporting companies whose lines of business are comparable to ours. The graph assumes that $100 was invested in our common shares and the other indices on January 31, 2000, and that all dividends were reinvested.

Our peer group is comprised of firms that are similar to us in product offerings and which we believe accurately represent each of our lines of business. Our peer group consists of the following companies:

A. M. Castle & Co. Huttig Building Products, Inc. MSC Industrial Direct Co. Inc. Noland Company Watsco, Inc. Wesco International Wolseley plc. W.W. Grainger, Inc.

All companies in our peer group are publicly traded firms engaged in the distribution of construction, repair and maintenance-related products.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors’ Meetings and Attendance

During the last fiscal year, the Board of Directors held a total of six meetings. Board members also serve on various committees which meet periodically. Inclusive of committee meetings, each member of the Board attended at least 75% of the total number of meetings held by the Board and the committees upon which such member served.

Committees of the Board of Directors

The Board has standing: Audit, Compensation, Directors’ Stock Option Plan, Executive, Nominating/Corporate Governance and Stock Option Plan committees. The memberships of the standing committees of the Board of Directors are listed in the directors’ biographies set forth below under “Election of Directors.”

Our Executive Committee has authority to act on matters of general corporate governance when the Board is not in session. The Executive Committee did not meet during fiscal 2005.

Our Audit Committee met six times during our last fiscal year. At its meetings, our Audit Committee appointed our independent auditors for fiscal 2005, reviewed the reports of our internal audit staff, reviewed the professional services provided by the independent auditors together with the range of audit and non-audit fees, reviewed its charter, reviewed our proxy statement and Form 10-K, and reviewed quarterly earnings releases and Forms 10-Q.

Our Compensation Committee met five times and acted one time by written consent during our last fiscal year and reviewed and approved the compensation of members of our executive management group. It also issued stock options and adopted stock performance plans under our 1997 Executive Stock Plan. Our Compensation Committee has the authority to administer our 1997 Executive Stock Plan. Information with respect to our Compensation Committee’s actions for the last fiscal year is set forth elsewhere in this proxy statement under “Compensation Committee Report on Executive Compensation.”

Our Nominating/Corporate Governance Committee met four times during our last fiscal year. It considered nominees to fill director vacancies and a new director position created since our last annual meeting of shareholders -and made recommendations to the Board concerning such nominees. Our Nominating/Corporate Governance Committee considered corporate governance matters and guidelines and decided to take formal action on such matters following adoption by the appropriate regulatory agencies and bodies, including without limitation the Securities and Exchange Commission and New York Stock Exchange rules, regulations and standards concerning the same. Our Nominating/Corporate Governance Committee also reviewed its charter.

The Stock Option Plan Committee has the authority to administer our 1988 Stock Option Plan. The 1988 Stock Option Plan has expired and therefore no new awards were made under it during our last fiscal year. This plan, however, remains in effect for the purpose of administering outstanding awards made under it. The Stock Option Plan Committee did not meet during our last fiscal year.

The Directors’ Stock Option Plan Committee has the authority to administer our Directors’ Stock Option Plan adopted January 24, 1989, as amended. The Directors’ Stock Option Plan has expired and therefore no new awards were made under it during our last fiscal year. This plan, however, remains in effect for the purpose of administering outstanding awards made under it. The Director’s Stock Option Plan Committee did not meet during our last fiscal year.

Family Relationships Between Certain Directors and Executive Officers

The following family relationship exists between our directors and executive officers:

David H. Hughes and Vincent S. Hughes are brothers. Clyde E. Hughes III is not related to David H. Hughes or Vincent S. Hughes.

ELECTION OF DIRECTORS

(Proposal 1)

Our Restated Articles and Bylaws provide that the Board will be divided into three approximately equal classes of directors. Generally, each director is elected for a three-year term, with one class of directors being elected at each annual meeting of shareholders. However, when a new director is appointed to fill a vacancy on the Board, that director holds office only until the next election of directors by shareholders.

Our Board is currently comprised of ten directors.

David H. Hughes, Vincent S. Hughes and Amos R. McMullian have been nominated by the Board for re-election as directors at the Annual Meeting. Each of the nominees is currently a member of the Board and has consented to serve as a director if elected. If elected at the Annual Meeting, David H. Hughes, Vincent Hughes and Amos R. McMullian will serve until the Annual Meeting of Shareholders in 2008, until the election and qualification of their respective successors or until their earlier death, resignation or removal.

Voting Information with Regard to the Elections Proposal

It is the intention of the persons named as proxies to vote the proxies FOR the election to the Board of the nominees named above, unless a shareholder directs otherwise. In the event that a vacancy (which is not anticipated) arises among these nominees prior to the annual meeting, the proxy may be voted for a substitute nominee designated by the Board.

The affirmative vote of a plurality of the votes cast by the holders of our common shares will be required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the voting to elect the directors.

The Board of Directors recommends a vote “FOR” the election of the nominees named in this proposal.

Director Information

Set forth below is information concerning the nominees to be elected at the Annual Meeting, as well as certain information concerning the directors whose terms extend beyond the Annual Meeting. Set forth below with respect to each director or director nominee is his or her name, age, principal occupation and business experience for the past five years and length of service as a director.

Directors to be Elected at the Annual Meeting

David H. Hughes

Age: 61

Mr. Hughes currently serves, and since November 1986 and August 1968 has served, as Chairman and a director, respectively. Mr. Hughes also currently serves as a member of our Executive Committee. Mr. Hughes served as our Chief Executive Officer from May 1975 to May 2003, and our President from April 1974 to March 1994. Mr. Hughes also currently serves as a director of SunTrust Banks, Inc., Brown & Brown, Inc., an insurance agency, and Darden Restaurants, Inc. Mr. Hughes is the brother of Vincent S. Hughes, a director. Mr. Hughes’s term as a director expires at our 2005 Annual Meeting.

Vincent S. Hughes

Age: 64

Mr. Hughes currently serves, and since April 1966 has served, as a director. Mr. Hughes also serves as Chairman of our Executive Committee. Mr. Hughes served as our Vice President from April 1972 to November 2001. Mr. Hughes also currently serves as a director of United Community Bankshares of Florida. Mr. Hughes’s term as a director expires at our 2005 Annual Meeting. Mr. Hughes is the brother of David H. Hughes, our Chairman and a director.

Amos R. McMullian

Age: 67

Mr. McMullian currently serves, and since November 2001 has served, as a director. Mr. McMullian also currently serves as Chairman of our Compensation, Directors’ Stock Option Plan and Stock Option Plan Committees and is a member of our Nominating/Corporate Governance Committee. Mr. McMullian currently serves, and since November 2000 has served, as Chairman of the Board of Flowers Foods, Inc., which produces and markets fresh and frozen baked foods. Mr. McMullian served as Chief Executive Officer of Flowers Foods, Inc. from November 2000 to January 2004. Mr. McMullian served as Chairman of the Board of Flowers Industries, Inc., the former parent company of Flowers Foods, Inc., prior to its acquisition by Kellogg in March 2001, from 1985 to March 2001 and as its Chief Executive Officer from 1981 to March 2001. Mr. McMullian’s term as a director expires at our 2005 Annual Meeting.

Directors Whose Terms Extend Beyond the Annual Meeting

John D. Baker II

Age: 56

Mr. Baker currently serves, and since March 1994 has served, as a director. Mr. Baker is also a member of our Audit and Nominating/Corporate Governance Committees and is Presiding Director for our non-management directors as a group. Mr. Baker currently serves, and since 1996 has served, as President, Chief Executive Officer of Florida Rock Industries, Inc. and also currently serves and since 1979 has served as a director of Florida Rock Industries, Inc. Mr. Baker also currently serves as a director of Patriot Transportation Holding, Inc., and Wachovia Bank, Inc. Mr. Baker’s term as a director expires at our 2007 Annual Meeting.

Robert N. Blackford

Age: 68

Mr. Blackford currently serves, and since December 1970 has served, as a director. Mr. Blackford also serves as a member of our Audit Committee and Chairman of our Nominating/Corporate Governance Committee. Mr. Blackford served as our Secretary from February 1974 to May 1997. Mr. Blackford practiced law with the law firm of Maguire, Voorhis & Wells, P.A. from 1968 to 1998, and also with its successor Holland & Knight LLP from 1998 until his retirement in 2001. Mr. Blackford’s term as a director expires at our 2006 Annual Meeting.

H. Corbin Day

Age: 67

Mr. Day currently serves, and since October 1996 has served, as a director. Mr. Day currently serves, and since 2003 has served, as Chairman of the Executive Committee of Jemison Investment Company, Inc., a diversified holding company with interests in nested steel drums, lumber products, building materials, slurry and dredge pump manufacturing, magazine publishing and real estate. Mr. Day also currently serves as a director of Protective Life Corporation, an insurance and investment services firm, and European Investors Incorporated, a real estate securities and real estate investment trust asset management firm. Mr. Day’s term as a director expires at our 2006 Annual Meeting.

Dale E. Jones

Age: 45

Mr. Jones currently serves, and since August 2003 has served, as a director. Mr. Jones also serves as a member of our Compensation, Directors’ Stock Option Plan and Stock Option Plan Committees. Mr. Jones currently serves and since October 2001 has served as managing partner for the southeast area and as a senior partner of Heidrick & Struggles International, Inc., an executive search firm. From January 2000 to October 2001, Mr. Jones served as managing partner for the Atlanta office and as a senior partner of Heidrick & Struggles International, Inc. From January 1999 to December 1999, Mr. Jones served as a partner of Heidrick & Struggles International, Inc. Mr. Jones’s term as a director expires at our 2007 Annual Meeting.

William P. Kennedy

Age: 61

Mr. Kennedy currently serves, and since March 1999 has served, as a director. Mr. Kennedy also serves as a member of our Audit, Compensation, Directors’ Stock Option Plan and Stock Option Plan Committees. Mr. Kennedy currently serves and since 1991 has served as Chief Executive Officer of Nephron Pharmaceuticals Incorporated, a manufacturer of sterile pharmaceutical products. Mr. Kennedy served as Chairman and Chief Executive Officer of Rotech Medical, a home health services company, from 1981 to 1997. Mr. Kennedy’s term as a director expires at our 2007 Annual Meeting.

Patrick J. Knipe

Age: 64

Mr. Knipe currently serves, and since February 2004 has served, as a director. Mr. Knipe also serves as Chairman of our Audit Committee. Mr. Knipe, a certified public accountant, currently serves, and since 1998 has served, as an accounting consultant to law firms and public accounting firms. Mr. Knipe served as managing partner or audit partner for the Orlando office of Coopers & Lybrand, an international public accounting firm, from 1986 until his retirement in 1997, and also served as an associate, audit partner and managing partner of Colley, Trumbower & Howell, a public accounting firm, from 1964 to 1986, prior to its merger with Coopers & Lybrand. Subsequent to Mr. Knipe’s retirement, Coopers & Lybrand merged with PriceWaterhouse to form PricewaterhouseCoopers LLP, our independent auditors. Mr. Knipe’s term as a director expires at our 2007 Annual Meeting.

Thomas I. Morgan

Age: 51

Mr. Morgan currently serves, and since May 2001, March 2001, and May 2003 has served, as a director, our President and our Chief Executive Officer, respectively. Mr. Morgan also currently serves as a member of our Executive Committee. Mr. Morgan served as our Chief Operating Officer from March 2001 to May 2003. Mr. Morgan also currently serves, and since March 2004 has served, as a director of Rayonier, Inc., a global supplier of timber, performance fibers and wood products. Mr. Morgan served as Chief Executive Officer of enfoTrust Networks, a firm providing information storage, management and delivery solutions, from February 2000 to March 2001 and Chief Executive Officer of Value America, an online retailer, from February 1999 to November 1999. On August 11, 2000, Value America filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Morgan served as Chief Executive Officer of U.S. Office Products from 1997 to January 1999, and in a variety of positions at Genuine Parts Company, an automotive and office products distributor, from 1975 to 1997. Mr. Morgan’s term as a director expires at our 2006 Annual Meeting.

AMENDMENT AND RESTATEMENT OF THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES AND TO REMOVE HISTORICAL PURPOSES AND POWERS PROVISIONS

(Proposal 2)

The Board has approved and seeks your approval of an amendment and restatement of the current Restated Articles to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 and to remove historical provisions in the Restated Articles that describe our purposes and powers. The complete text of the proposed amendment and restatement of our Restated Articles is set forth in Appendix “A” to this proxy statement, and you are encouraged to review it together with the following information, which is qualified in its entirety by reference to Appendix “A”.

The Restated Articles currently provide that we are authorized to issue up to 100,000,000 shares of common stock. As of March 25, 2005, approximately [                    ] common shares were issued and outstanding. In addition, approximately [                    ] common shares were reserved for issuance in connection with our equity compensation plans. Accordingly, approximately [                    ] authorized but unissued and unreserved common shares are available for general use on an unrestricted basis.

The proposed amendment and restatement would increase the number of authorized shares of common stock by 100,000,000 shares. The additional common shares for which authorization is sought, if and when issued, would have the same rights and privileges as the common shares now outstanding.

The Board recommends the increase in the authorized shares of common stock to enable us to have additional common shares available for issuance in connection with future public or private financings involving the sale of common shares or securities convertible into common shares, acquisitions, employee benefit plans and other corporate purposes. If the proposed amendment and restatement of the Restated Articles is approved at the Annual Meeting, the Board will have greater flexibility to issue additional common shares without the expense and delay of a shareholders’ meeting unless shareholder approval is otherwise required. We have no current plans, agreements or arrangements for the issuance of additional common shares other than upon the exercise of outstanding stock options and awards under our equity compensation plans.

The Board has the authority to authorize the issuance of additional common shares without shareholder approval unless such approval is otherwise required by applicable law or stock exchange rules. The issuance of additional common shares could, under certain circumstances, make it more difficult for or discourage an attempt by a third party to obtain control of us. For example, the issuance of common shares in a public or private sale, merger, or similar transaction would increase the number of our outstanding shares, which would dilute the interest of a party seeking to acquire control of us and increase the cost of such transaction.

In addition, the Restated Articles, as currently in effect, allow us to issue one or more series of preferred stock having such voting rights, conversion features and other characteristics as the Board deems appropriate. Consequently, we could issue an additional series of preferred stock that could be converted into common shares and have a further dilutive effect on the interest of the party seeking to acquire us or that has rights and characteristics that may otherwise defeat or discourage an attempt by a third party to control us. We currently know of no intent or plan on the part of any person or entity to gain control of us.

Issuances of additional common shares, depending upon the timing and circumstances, could dilute earnings per share and decrease the book value per share of outstanding shares and each shareholder’s percentage ownership of us may be proportionately reduced.

The Board also recommends the removal of the provisions of our Restated Articles that describe our purposes and powers. These provisions, which are set forth in Article II of our Restated Articles, are historical in nature and are not required to be included in our Restated Articles under the current Florida Business Corporation Act. The amendment and restatement of the Restated Articles will replace this historical provision with an authorization to engage in any activity or business permitted under the laws of the United States and Florida, as permitted by the Florida Business Corporation Act. The Board believes the removal and replacement of these historical provisions will make our Restated Articles more concise.

Voting Information With Regard to Amending and Restating our Restated Articles

It is the intention of the persons named as proxies to vote FOR the proposal to amend and restate the Restated Articles of Incorporation, unless a shareholder directs otherwise.

Approval of the amendment and restatement of the Restated Articles requires the affirmative vote of a majority of the outstanding common shares. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” approval of the amendment and restatement of the Restated Articles of Incorporation.

APPROVAL OF HUGHES SUPPLY, INC. 2005 EXECUTIVE STOCK PLAN

(Proposal 3)

The Board of Directors has approved and seeks your approval of the adoption of the 2005 Executive Stock Plan, as described below. This plan was adopted as an incentive program to grant equity-based incentive compensation to our key employees and directors. This plan is intended to act as an incentive to enhance shareholder value by providing to plan participants an opportunity to benefit from increases in the value of our common shares.

The adoption of the plan is contingent on shareholder approval. The number of options, stock appreciation rights and restricted shares that would be awarded to our chief executive officer and other four most highly compensated executive officers under the plan is not currently determinable.

The following general summary of the plan is not intended to be complete, and is qualified in its entirety by reference to the 2005 Executive Stock Plan set forth in Appendix “B” to this proxy statement.

Summary of 2005 Executive Stock Plan

Grants

The 2005 Executive Stock Plan provides for grants of options to purchase common shares, awards of restricted shares, and grants of stock appreciation rights (entitling the grantee to receive the difference in value between the underlying common shares on the date of exercise and the greater of the value of such common shares on the date of grant or the exercise price established by the Compensation Committee on the date of grant), which may be either freestanding or granted in tandem with an option. Options to purchase common shares may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, or nonqualified stock options.

Shares

There are 2,200,000 common shares reserved for use under the plan as adopted, of which up to                      may, but need not, be granted as restricted shares. Any shares subject to an option that remain unissued after the cancellation, expiration or exchange of an option and any restricted shares which are forfeited will again become available for use under the plan. Any shares which are surrendered for cash or common shares or a combination thereof, and any common shares used to satisfy a withholding obligation, shall not again become available for use under the plan.

Administration of the Plan

The plan is administered by the Compensation Committee. The committee must consist of at least two directors, each of whom shall be an “outside director” for purposes of Section 162(m) of the Code. The Board has authorized the committee to interpret and administer the plan, and to determine the key employees and directors to receive grants, the number of options, stock appreciation rights and/or restricted shares to be granted, the terms of option grants, stock appreciation rights and restricted shares, the provisions of the respective option, restricted share and stock appreciation right agreements (which need not be identical), and to take such other actions in the administration and operation of the plan as the committee deems equitable under the circumstances. The Board, however, has reserved to itself the right to act with respect to any matters concerning:

•

certain corporate transactions in which there is a change-in-control with no assumption or substitution of options, stock appreciation rights or restricted shares granted under the plan (in which case: (1) options and stock appreciation rights may be cancelled unilaterally by us in exchange for a payment of whole common shares, and cash in lieu of fractional shares, if any, which the holder would have received if on the date set by the Board he or she had exercised his or her stock appreciation right in full or if he or she had exercised a right to surrender his or her outstanding option in full; (2) options and stock appreciation rights may be cancelled unilaterally by us in exchange for a cash payment equal to the excess of the highest price paid for common shares within 60 days prior to the change-in-control (or the highest price paid or offered in a transaction related to the change-in-control) over the exercise price of such option or stock appreciation right; (3) options and stock appreciation rights may be cancelled unilaterally by us if the option price or stock appreciation right share value at grant equals or exceeds the fair market value of a common share on such date; and (4) the grant and forfeiture conditions on restricted shares may be deemed satisfied); or

•	any adjustment in the number of shares reserved for issuance under the plan, in the number of restricted shares granted and any related restrictions, the number of common shares subject to options, the option price, the stock appreciation right grant value and the number of common shares related to any stock appreciation right to equitably reflect any change in our capitalization, including, but not limited to common share dividends or common share splits or to reflect certain corporate transactions; or

•	the amendment or termination of the plan. However, the committee may condition an amendment on the approval of our shareholders if the committee determines such approval is necessary and desirable for compliance with applicable law, rule or regulation, including requirements of the New York Stock Exchange.

In addition, the Board may authorize, by resolution adopted by the Board, the Chief Executive Officer and other Company officers as the Board may authorize, may designate key employees (excluding the officer so authorized) to be grantees of options and restricted shares and determine the number of options or shares to be granted to such key employees. The Board resolution that provides such authorization must specify the total number and the terms (including the exercise price of options, which may include a formula by which such price may be determined) of options and restricted shares such authorized officer or officers may grant.

Eligibility

The Compensation Committee (or certain officers, if authorized by the Board) selects key employees (including outside consultants) and directors to participate in the plan. A key employee means any of our employees who, in the judgment of the committee (or officers, if authorized by the Board), is a key to our success; an outside consultant is an independent contractor that regularly performs services for, provides goods to, or purchases goods or services from us.

Terms of Options

The plan authorizes the grant of incentive stock options or nonqualified stock options, both of which are exercisable for common shares. With respect to an incentive stock option, the price at which an option may be exercised for a common share may not be less than the fair market value of a common share on the date the option is granted. The “fair market value” means the closing price per share of common stock on the New York Stock Exchange on the day prior to the date the option is granted, or if no such closing price is available on such day, the closing price for the immediately preceding business day. The committee is authorized to establish the exercise price for any nonqualified stock option, in its sole discretion. An officer authorized by the Board to grant options will establish the exercise price for any nonqualified stock option in accordance with the terms specified by the Board.

The period during which an option may be exercised is determined by the committee or authorized officer at the time of option grant and may not extend more than 10 years from the date of grant for an incentive stock option or more than 5 years from the date of grant for an incentive stock option granted to a key employee who is also a ten percent shareholder. The terms of the option will describe the effect of termination of the grantee’s employment. If the grantee’s employment terminates due to retirement prior to the date the option becomes fully vested and exercisable, the option will remain outstanding until the date on which the option would have become fully vested if the grantee’s employment had not terminated, and the option will continue to vest until such date at a reduced rate based upon the ratio that the period of the grantee’s employment during the vesting period bears to the entire vesting period. For purposes of the plan, “retirement” means a key employee’s termination of employment, other than a termination for cause, after the attainment of age 55 if the sum of the key employee’s age and number of years of full-time employment by the Company equals or exceeds 70. However, the Chief Executive Officer or other officer authorized by the Board may waive the retirement age and service conditions. An option or portion thereof that is not exercised before expiration of the applicable option period terminates. No options may be granted after March 7, 2015.

The aggregate fair market value of incentive stock options granted to a key employee under the plan and incentive stock options granted under any other stock option plan adopted by us which first becomes exercisable in any calendar year may not exceed $100,000. Furthermore, a key employee may be granted, in any calendar year, one or more options, or one or more stock appreciation rights, or one or more options and stock appreciation rights in any combination which, individually or in the aggregate, relate to no more than 250,000 common shares.

To the extent permitted by the terms of the option established at the time of grant, any nonqualified stock option or stock appreciation right may be transferred or assigned to family members of the grantee if such transfer or assignment is made without consideration.

Stock Appreciation Rights

Stock appreciation rights may be granted as part of an option with respect to all or a portion of the common shares subject to the option or may be granted separately. The share value of a freestanding stock appreciation right will be set forth in the related agreement, and may not be less than the fair market value of a common share on the date of grant of the stock appreciation right. The share value of a stock appreciation right granted in tandem with an option will be determined by the exercise price of the related option, which also may not be less than the fair market value of a common share on the date of grant. The grant of stock appreciation rights may be subject to such other terms as the committee deems appropriate.

When a freestanding stock appreciation right is exercised, the key employee receives a payment determined by calculating the difference between the share value at grant as set forth in the related agreement and the fair market value of a common share on the date of exercise. On the exercise of a tandem stock appreciation right, the related option is deemed to be surrendered to the extent of the number of common shares for which the tandem stock appreciation right is exercised, and the payment is based on the increase in fair market value of a common share on the exercise date over the share value stated in the option agreement. Payment may be made in cash or shares, or a combination of cash and shares. The form and timing of payments is determined by the committee.

Restricted Shares Other Than Performance-Based Restricted Shares

Restricted shares other than performance-based restricted shares may be granted to key employees and directors and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted share agreement. The restricted share agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the committee (or certain officers, if authorized by the Board). The restricted share agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the plan. If the grantee’s employment terminates due to retirement prior to the date the shares become fully vested, the restricted shares will remain outstanding until the date on which the shares would have become fully vested if the grantee’s employment had not terminated, and the shares will become vested on such date at a reduced rate based upon the ratio that the period of the grantee’s employment during the vesting period bears to the entire vesting period. For purposes of the plan, “retirement” means a grantee’s termination of employment after the attainment of age 55 if the sum of the grantee’s age and number of years of full-time employment by the Company equals or exceeds 70. However, the Chief Executive Officer or other officer authorized by the Board may waive the retirement age and service conditions. To enforce the restrictions, all restricted shares will be held by us until the restrictions are satisfied.

In the case of restricted share grants which vest only on the satisfaction of performance objectives, the committee (or certain officers, if authorized by the Board) determines the performance objectives to be used in connection with restricted share awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the committee in its sole discretion selects.

To the extent authorized by the committee, any restricted share may be transferred or assigned to family members of the grantee if such transfer or assignment is made without consideration. Grants of restricted shares are effective for periods as determined by the committee, provided no restricted shares may be granted after March 7, 2015.

Performance-Based Restricted Shares

The Compensation Committee may make grants of performance-based restricted shares to key employees and directors. The committee has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than ninety days after the commencement of the performance measurement period. The committee selects the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list:

•	the price of our common shares;

•	average annual growth in earnings per share;

•	increase in shareholder value;

•	earnings per share;

•	net income;

•	return on assets;

•	return on shareholders’ equity;

•	increase in cash flow;

•	operating profit or operating margins;

•	our revenue growth; and

•	operating expenses.

The related performance-based restricted share agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the committee certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The committee may also make grants of performance-based restricted shares subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the committee at the time of grant and as set forth in the related performance-based restricted share agreement. The performance-based restricted share agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the plan. If the grantee’s employment terminates due to retirement prior to the date the shares become fully vested, the restricted shares will remain outstanding until the date on which the shares would have become fully vested if the grantee’s employment had not terminated, and the shares will become vested on such date at a reduced rate based upon the ratio that the period of the grantee’s employment during the vesting period bears to the entire vesting period. However, the Chief Executive Officer or other officer authorized by the Board may waive the retirement age and service conditions. To enforce the restrictions, all performance-based restricted shares will be held by us until the conditions are satisfied.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the committee. The performance-based restricted share agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

No more than 250,000 performance-based restricted shares may be granted to a grantee in any calendar year.

Withholding

The exercise or surrender of any option or stock appreciation right granted under the plan and the acceptance of a restricted share grant constitutes an employee’s full and complete consent to whatever actions the committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the committee in its discretion deems applicable to the exercise or surrender of such option or stock appreciation right or the lapse of a forfeiture condition on such restricted shares. The committee also can provide in an option agreement or restricted share agreement that an employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of common shares actually transferred to the employee pursuant to the exercise of the option or the number of restricted shares that become non-forfeitable.

Certain Federal Income Tax Consequences

The following summary generally describes the principal federal income tax consequences of certain events under the 2005 Executive Stock Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to us or a particular employee. The provisions of the Internal Revenue Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

An employee generally will not be subject to any federal income tax upon the grant of an option or stock appreciation right, or the award of restricted shares, granted pursuant to the plan. Except as specified below, an employee does not recognize income for federal income tax purposes (and we will not be entitled to any federal income tax deduction) as a result of the exercise of an incentive stock option and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of an incentive stock option over the exercise price paid for such shares generally constitutes an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus certain employees may have an increase in their federal tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

If the shares transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee recognizes ordinary compensation income equal to the lesser of (1) the excess of the amount realized on the disposition over the price paid for the shares or (2) the excess of the fair market value of the shares when transferred to the employee at exercise over the exercise price paid for such shares. We are entitled to a federal income tax deduction as a result of the early disposition of shares prior to the end of the incentive stock option holding period.

If the shares transferred upon the exercise of an incentive stock option are disposed of after the option holding periods have been satisfied, such disposition generally results in long term capital gain or long term capital loss with respect to the gain or loss realized on the disposition. We are not entitled to a federal income tax deduction as a result of a disposition of such shares after the incentive stock option holding periods have been satisfied.

Ordinary compensation income is recognized upon exercise of a nonqualified stock option. Generally, the ordinary income realized is the excess, if any, of the fair market value of common shares received upon the exercise of the nonqualified stock option over the exercise price paid. An employee also recognizes ordinary compensation income upon exercising a stock appreciation right. The amount of such income is the amount of any cash received and the fair market value of any common shares received upon exercise of the stock appreciation right.

Generally, federal income tax withholding from the employee is required on the compensation income recognized by the employee upon exercise of a nonqualified stock option or a stock appreciation right. We generally receive a deduction for federal income tax purposes equal to the ordinary compensation income recognized by the employee upon exercise of a nonqualified stock option or a stock appreciation right.

Unless an employee makes a special tax election under Section 83(b) of the Code, an employee recognizes ordinary compensation income in an amount equal to the fair market value of the shares subject to the restricted share grant at the time the shares are no longer subject to a substantial risk of forfeiture or are freely transferable. Dividends paid to an employee on restricted shares prior to the vesting of such shares are treated as ordinary income of the employee in the year received. We receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee.

All of the above-described deductions are subject to the limitations on deductibility described in Section 162(m) of the Code. It is our intention that the plan be construed and administered in a manner that maximizes the deductibility of compensation under Section 162(m).

Voting Information With Regard to Approval of the Adoption of the Hughes Supply, Inc. 2005 Executive Stock Plan

It is the intention of the persons named as proxies to vote FOR the proposal to approve the adoption of the Hughes Supply, Inc. 2005 Executive Stock Plan, unless a shareholder directs otherwise.

Approval of the adoption of the Hughes Supply, Inc. 2005 Executive Stock Plan, under the rules of the New York Stock Exchange, requires the affirmative vote of a majority of all votes cast on the proposal, and the total number of votes cast on the proposal must represent more than 50% of all shares entitled to vote. Abstentions will be treated as shares entitled to vote and as votes casts. Broker non-votes will be treated as shares entitled to vote but not as votes cast and will not count towards the 50% of all shares entitled to vote.

The Board of Directors recommends a vote “FOR” approval of the adoption of the Hughes Supply, Inc. 2005 Executive Stock Plan.

APPROVAL OF THE HUGHES SUPPLY, INC. 2005 ANNUAL INCENTIVE PLAN

(Proposal 4)

A proposal will be presented at the meeting to approve the Hughes Supply, Inc. 2005 Annual Incentive Plan, which was adopted by the Board on March 8, 2005, subject to approval by our shareholders. The 2005 Annual Incentive Plan adopted by the Board of Directors on March 8, 2005 is substantially similar to annual incentive plans which have been in effect for several years. The complete text of the 2005 Annual Incentive Plan is set forth in Appendix “C” to this Proxy Statement, and shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix “C”.

The 2005 Annual Incentive Plan will not be effective absent shareholder approval. The 2005 Annual Incentive Plan is designed so that annual incentive awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the four highest compensated officers other than the chief executive officer. Compensation is exempt from this limitation if it is qualified “performance-based compensation.”

The purpose of this proposal is to request shareholder approval of the material terms of the 2005 Annual Incentive Plan in order to achieve application of this exception. Approval of this proposal will ensure that we are able to receive tax deductions for the full amount of performance-based compensation paid to officers in the form of annual incentive awards under the 2005 Annual Incentive Plan. One of the requirements for performance-based compensation is that the corporation’s shareholders must approve the material terms of the performance-based compensation. The material terms that must be approved include (1) the employees eligible to receive the performance-based compensation, (2) the objectives under which the performance-based compensation will be determined, and (3) the maximum amount of performance-based compensation that could be paid to any executive in a fiscal year.

The following is a summary of the material terms of the 2005 Annual Incentive Plan, including the material terms of the performance goals thereunder that shareholders are being asked to approve.

Description of the 2005 Annual Incentive Plan

Purpose.

The purpose of the 2005 Annual Incentive Plan is to motivate and reward short-term performance by providing cash bonus payments based upon the achievement of pre-established and objective performance goals. The 2005 Annual Incentive Plan also provides for discretionary bonus awards.

Administration.

The 2005 Annual Incentive Plan is administered by the Compensation Committee. Among other things, the Compensation Committee has the authority to select participants in the 2005 Annual Incentive Plan from among our executive officers, and to determine the performance goals, the bonus amounts to be paid upon achievement of the performance goals, to make other discretionary bonus awards, and to determine other terms and conditions of awards under the 2005 Annual Incentive Plan. The Compensation Committee also has the authority to establish and amend rules and regulations relating to the 2005 Annual Incentive Plan and to make all other determinations necessary and advisable for the administration of the 2005 Annual Incentive Plan. All decisions made by the Compensation Committee pursuant to the 2005 Annual Incentive Plan are made in the Compensation Committee’s sole discretion and are final and binding.

Eligibility.

Executive officers designated by the Compensation Committee are eligible to be granted annual incentive awards and discretionary awards under the 2005 Annual Incentive Plan. Currently, the number of executive officers eligible to receive awards under the 2005 Annual Incentive Plan is 17. Although Section 162(m) of the Code limits deductibility only for compensation paid to the five most highly compensated executive officers, the performance goals with respect to annual incentive awards are applied to all executive officers in the event that one or more should become subject to the limits of Section 162(m).

Terms of Annual Incentive Awards.

Annual incentive awards under the 2005 Annual Incentive Plan are made for each fiscal year. Annual incentive awards under the 2005 Annual Incentive Plan consist of cash amounts payable upon the achievement during a fiscal year of specified objective performance goals. Within the first 90 days of the fiscal year, the Compensation Committee will establish the performance goal(s) and the target bonus, which will be earned if the performance goal(s) are achieved. The target bonus for each participant will be determined as a percentage of the participant’s base salary or as the sum of a percentage of the funds available for the payment of such bonus and a percentage of the participant’s base salary up to a designated maximum percentage of the participant’s base salary. After the end of the performance period, the Compensation Committee will certify in writing the extent to which the performance goals are achieved and determine the amount of the annual incentive award that is payable, provided that the Compensation Committee will not have the discretion to increase the amount of incentive compensation actually paid. All annual incentive award amounts payable under the 2005 Annual Incentive Plan will be paid as soon as practicable after the Compensation Committee’s certification.

Performance Goals.

Performance goals applicable to annual incentive awards under the 2005 Annual Incentive Plan will be based on one or more of the following performance objectives: return on sales; return on investment; department performance; stock price; average annual growth in earnings per share; increase in shareholder value; earnings per share; net income; return on assets; return on shareholders’ equity; increase in cash flow; operating profit or operating margins; revenue growth; and operating expenses.

Maximum Annual Incentive Award Payable.

For purposes of Section 162(m) of the Code, we are required to establish a maximum amount of performance-based compensation that may be paid to any participant pursuant to an annual incentive award under the 2005 Annual Incentive Plan in any one fiscal year. While we do not expect to make such a maximum payment, we include it in order to comply with Section 162(m). The maximum annual incentive award amount payable under the Plan is 300% of the participant’s base salary. This limitation may not be increased without shareholder approval.

Termination of Employment.

A participant whose employment terminates during the fiscal year will not be entitled to any payment with respect to the annual incentive award.

Discretionary Awards.

The 2005 Annual Incentive Plan also authorizes the Compensation Committee to make cash bonus awards to executive officers in such amounts and upon such terms and conditions as shall the Compensation Committee determines in its discretion. Discretionary awards are not qualified “performance-based compensation” and are not exempt from the limitations of Section 162(m).

Amendment and Discontinuance.

The 2005 Annual Incentive Plan may be amended, modified or terminated by the Board at any time, but no such amendment, modification or termination will affect the payment of any award for a fiscal year that has already ended or increase the amount of any award.

New Plan Benefits.

The following table shows the range of bonuses payable under the 2005 Annual Incentive Plan during the fiscal 2006 to (1) the officers named in the Summary Compensation Table on page 15 and (2) all current executive officer participants as a group.

NEW PLAN BENEFITS

2005 Annual Incentive Plan

NAME AND POSITION	DOLLAR VALUE ($)
	MINIMUM	MAXIMUM
Thomas I. Morgan President and Chief Executive Officer	0	$1,687,500

David Bearman Executive Vice President and Chief Financial Officer	0	$900,000

Gradie E. Winstead, Jr. Group President – Sales and Services	0	$568,750

Robert A. Machaby Senior Vice President – Marketing and Vendor Relations	0	$318,750

Michael L. Stanwood Group President	0	$345,000

All current executive officers participants as a group	0	$9,141,400

Other than Mr. Morgan and Mr. David Hughes, none of our current directors are eligible to participate in the 2005 Annual Incentive Plan. No employees, other than the designated executive officer participants, are eligible to participate in the 2005 Annual Incentive Plan.

Voting Information With Regard to the Approval of the Hughes Supply, Inc. 2005 Annual Incentive Plan

It is the intention of the persons named as proxies to vote FOR the proposal to approve the Hughes Supply, Inc. 2005 Annual Incentive Plan.

Approval of the Hughes Supply, Inc. 2005 Annual Incentive Plan, under Florida law, requires the affirmative vote of a majority of all votes cast on the proposal.

The Board of Directors recommends a vote “FOR” the proposal to approve the Hughes Supply, Inc. 2005 Annual Incentive Plan.

AUDIT COMMITTEE REPORT

Our management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report concerning such audit. Other services performed by the independent auditors include information systems reviews and testing performed in order to understand and place reliance on the system of internal controls, and procedures to support the independent auditor’s report on management’s report on internal controls for financial reporting consistent with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee is responsible for reviewing and overseeing these processes.

In connection with the preparation of our Annual Report for the year ended January 31, 2005:

•	The Audit Committee reviewed and discussed the audited financial statements with management;

•	The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61; and

•	The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee approved the audited financial statements for inclusion in the Annual Report for the year ended January 31, 2005.

Submitted by the Audit Committee of the Board of Directors.

Patrick J. Knipe, Chairman

John D. Baker

Robert N. Blackford

William P. Kennedy

CORPORATE GOVERNANCE

Director Independence

The Board has affirmatively determined, by resolution of the Board as a whole, that the following directors have no material relationship with us and satisfy the requirements to be considered “independent” under the New York Stock Exchange Listing Standards: John D. Baker II; Robert N. Blackford; Dale E. Jones; William P. Kennedy; Patrick J. Knipe; and Amos R. McMullian. The Board determined that Messrs. Blackford, Kennedy, Knipe and McMullian had no relationship with us or any other matter of any kind that would impair independence for the purposes of serving on the Board. With respect to Messrs. Baker and Jones, the Board considered the following and affirmatively determined that the relationship with us is not material:

•	Mr. Baker is the Chief Executive Officer of Florida Rock Industries, Inc. Mr. Baker is not a controlling shareholder of Florida Rock. Florida Rock sells concrete products to us. The amount of concrete products sold by Florida Rock to us was less than $1.5 million and less than 1% of gross revenues of Florida Rock during each of the past three fiscal years. In addition Mr. Baker does not receive any direct compensation from Florida Rock for sales to us. Based on the foregoing facts and circumstances, the Board concluded that the sale of concrete products to us was immaterial to both Mr. Baker and Florida Rock and therefore affirmatively determined that Mr. Baker had no material relationship with us.

•

Mr. Jones is the managing partner for the southeast area and a senior partner of Heidrick & Struggles International, Inc., an executive search firm. We engaged Heidrick & Struggles to provide executive recruiting and consulting services during 2002 and 2003. The amount of services sold by Heidrick & Struggles to us was less than $75,000 and less than 1% of gross revenues of Heidrick & Struggles during each of the past three years. In addition Mr. Jones did not receive any direct compensation from Heidrick & Struggles for services to us. Based on the foregoing facts and circumstances, the Board concluded that the payments made by us to Heidrick & Struggles for executive recruiting and consulting services were immaterial to both Mr. Jones and Heidrick & Struggles and therefore affirmatively determined that Mr. Jones had no material relationship with us.

Corporate Governance Guidelines

We, and in particular the Board, operate under formal corporate governance guidelines. These guidelines are available on our website at www.hughessupply.com. We will provide a copy of these guidelines to anyone without charge upon request. Any such request should be made in writing to Hughes Supply, Inc., Attention: Secretary, One Hughes Way, Orlando, Florida 32805.

Code of Business Conduct and Ethics for Directors, Officers and Financial Managers

We have adopted a formal Code of Business Conduct and Ethics for Directors, Officers and Financial Managers, violations of which may be reported to the Audit Committee. This code is available on our website at www.hughessupply.com. We will provide a copy of this code to anyone without charge upon request. Any such request should be made in writing to Hughes Supply, Inc., Attention: Secretary, One Hughes Way, Orlando, Florida 32805.

Presiding Director and Communications to the Board

Our non-management directors appointed John D. Baker II to serve as Presiding Director on March 26, 2004, for the purpose of presiding over executive sessions of the non-management directors. We have adopted formal Guidelines for Communication with Non-Management Directors. These guidelines are available on our website at www.hughessupply.com. We will provide a copy of these guidelines to anyone without charge upon request. Any such request should be made in writing to Hughes Supply, Inc., Attention: Secretary, One Hughes Way, Orlando, Florida 32805. Communications to our non-management directors or other members of the Board may be confidentially submitted by calling 1-866-228-2142.

Policy Regarding Attendance of Directors at Annual Meeting of Shareholders

Directors are encouraged to attend our Annual Meeting of Shareholders. To facilitate such attendance, we endeavor to schedule a regular meeting of the Board on the same date as our annual meeting. All of our directors attended our 2004 Annual Meeting of Shareholders.

Audit Committee Composition, Charter, Independence, Financial Literacy and Financial Expertise

Our Audit Committee consists of Patrick J. Knipe, Chairman, John D. Baker II, Robert N. Blackford and William P. Kennedy. The Committee operates under a formal charter. This charter is available on our website at www.hughessupply.com and is also attached as Exhibit “A.” The Board has considered the independence of our Audit Committee members, applying our Director Independence Standards and applicable laws, rules and regulations, and determined that all members of the Committee are independent for purposes of serving on the Committee. The Board has also determined that all members of the committee meet the financial literacy requirements for service on the Committee. The Board has determined that Patrick J. Knipe is an “Audit Committee Financial Expert” as defined by Securities and Exchange Commission rules.

Compensation Committee Composition, Charter and Independence

Our Compensation Committee consists of Amos R. McMullian, Chairman, Dale E. Jones and William P. Kennedy. The Committee operates under a formal charter. This charter is available on our website at www.hughessupply.com. We will provide a copy of this charter to anyone without charge upon request. Any such request should be made in writing to Hughes Supply, Inc., Attention: Secretary, One Hughes Way, Orlando, Florida 32805. The Board has considered the independence of our Compensation Committee members, applying our Director Independence Standards and applicable laws, rules and regulations, and determined that all members of the Committee are independent for purposes of serving on the Committee.

Nominating/Corporate Governance Composition, Committee Charter, Process and Policies

Our Nominating/Corporate Governance Committee consists of Robert N. Blackford, Chairman, John D. Baker II and Amos R. McMullian. The Committee operates under a formal charter. This charter is available on our website at www.hughessupply.com. We will provide a copy of this charter to anyone without charge upon request. Any such request should be made in writing to Hughes Supply, Inc., Attention: Secretary, One Hughes Way, Orlando, Florida 32805. The Board has considered the independence of our Nominating/Corporate Governance Committee members, applying our Director Independence Standards and applicable laws, rules and regulations, and determined that all members of the Committee are independent for purposes of serving on the Committee.

Our Nominating/Corporate Governance Committee assesses the size and membership of the Board and determines whether any vacancies are to be expected. In the event of any vacancies, it considers potential candidates for director, which may come to its attention through current Board members, shareholders, professional search firms or other persons. Our Nominating/Corporate Governance Committee has established specific qualifications that must be met by a Committee-recommended nominee. Under these criteria, a majority of our Board should be independent under the listing standards of the New York Stock Exchange. In addition, a nominee: should demonstrate high ethical standards and integrity in his or her personal and professional dealings and be willing to act on and remain accountable for Board decisions; have the ability to provide wise, thoughtful counsel on a broad range of issues; possess high intelligence and wisdom and apply it in decision making; be financially literate; value Board and team performance over individual performance; be open to other opinions and willing to listen; approach others assertively, responsibly and supportively and raise difficult questions in a manner that encourages open discussion; have a history of achievements that reflect high standards for themselves and others; be committed to seeking exceptional performance of the Company, both in absolute terms and relative to its peers; and have the ability to commit sufficient time and attention to effectively serve on our Board and its committees.

Generally, our Nominating/Corporate Governance Committee seeks to ensure that the Board as a whole will possess the following specific qualities or skills: diversity, knowledge and contacts in our lines of business or in lines of business relevant to our business, knowledge and expertise in various specialties such as marketing, production, strategic planning, distribution, management, technology, accounting, finance and law, and fit of each director’s skills, experience and personality with the other directors. Our Nominating/Corporate Governance Committee meets to review and report to the Board on possible candidates for membership and annually recommends a slate of nominees to the Board with respect to nominations for the Board at our Annual Meeting of Shareholders.

Our By-Laws require that a shareholder who wishes to nominate an individual for election as a director at an annual meeting of shareholders must give us advance notice in writing delivered to our President or Secretary at Hughes Supply, Inc., One Hughes Way, Orlando, Florida 32805 not less than 120 days prior to the first anniversary of the preceding year’s Annual Meeting, or January 20, 2006, in connection with next year’s annual meeting. In the event of a special meeting or that the date of the next annual meeting is changed by more than 30 days from the first anniversary date, the submission must be made not more than ten days after such date is first announced or disclosed. The notice must include the name and address of the nominee, the number and class of all shares of our capital stock owned by the nominee, certain information regarding the nominee that would be required to be disclosed under Securities and Exchange Commission rules in a proxy statement, the nominee’s signed consent to serve as a director, the total number of shares of our capital stock that will be voted for the nominee, and the name and address of and number of shares of our capital stock owned by the nominating shareholder. Our Nominating/Corporate Governance Committee will not consider nominations made outside the procedures set forth in our By-Laws. Our Nominating/Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders, members of the Board, and executive officers.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP served as our independent auditors for the fiscal year ended January 31, 2005. We have engaged PricewaterhouseCoopers LLP as our auditors for the fiscal year ending January 2006, subject to fee negotiation. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Auditor Fees

The following table presents aggregate fees billed by PricewaterhouseCoopers LLP for professional services for fiscal years 2005 and 2004, by category as described in the notes to the table.

	2005($)	2004($)
Audit Fees(1)	829,850	528,500
Audit-Related Fees(2)	210,000	71,600
Tax Fees(3)	510,540	160,518
All Other Fees(4)	0	0

(1)	Aggregate fees billed for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K, review of interim financial statements included in our quarterly reports on Form 10-Q, registration statements and comment letters, and other services normally provided in connection with our statutory and regulatory filings or engagements. Audit fees for fiscal year 2005 also include the audit of management’s report on the effectiveness of our Company’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Aggregate fees billed for professional services rendered for assurance and services reasonably related to the performance of the audit or review of our financial statements, including Sarbanes-Oxley Act implementation assistance and due diligence audits related to acquisitions and divestitures, consultations on accounting and internal control matters, and an audit of an employee benefit plan.

(3)	Aggregate fees billed for professional services rendered for tax compliance, tax advice, tax planning, and preparation of tax forms, including federal and state income tax returns.

(4)	No other fees billed for professional services other than those described above.

The Audit Committee considered whether PricewaterhouseCoopers LLP’s provision of the above non-audit services is compatible with maintaining such firm’s independence.

Prior to engagement in fiscal 2005, our Board pre-approved the independent auditor services within each category. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, our Board requires specific approval before engaging the independent auditor. Our Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the committee’s opinion, the independence of our independent auditor. Our Audit Committee approves in advance all audit services, audit-related services and tax-related services provided by our independent public accountants. Pursuant to the pre-approval policy adopted by the Board in Fiscal 2004, our Audit Committee also approves all other services provided by the independent public accountants in advance on a case-by-case basis. All engagements of the independent public accountants in Fiscal 2005 were pre-approved pursuant to the policy.

Pre-approval Policy

In Fiscal 2004, the Audit Committee adopted a Pre-approval Policy governing the pre-approval of all audit and non-audit services performed by the independent auditor in order to ensure that the performance of such services does not impair the auditor’s independence. According to this policy, the Audit Committee will annually review and pre-approve the audit services and fees that may be provided by the independent auditor during the following year and may from time-to-time review and pre-approve audit-related services, tax services and all other services to be provided by the independent auditor. The term of any pre-approval is for the 12-month period ended March 31st. For pre-approval, the Audit Committee will consider whether the service is consistent with the Securities and Exchange Commission’s rules on auditor independence, as well as whether the independent auditor is in the best position to provide the service for reasons such as its familiarity and expertise with our business, employees, culture, accounting and information systems, risk profile and other factors. All such factors will be considered in the aggregate, with no single factor being determinative.

In Fiscal 2005, the Audit Committee delegated pre-approval authority to the Committee Chairman, to approve additional audit and non-audit fees up to $50,000, without full Committee approval. The Chairman is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate these pre-approval responsibilities to management. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for all audit and audit-related services, and the total amount of fees for all other services, including tax services.

Requests or applications to provide services that require pre-approval by the Audit Committee will be submitted to the Audit Committee (or the person to whom the Audit Committee has delegated pre-approval authority under the policy) by both the independent auditor and the Chief Financial Officer and must include (i) a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence, and (ii) with respect to each proposed pre-approved service, detailed back-up documentation regarding the specific service to be provided. Requests or applications for services to be provided by the independent auditor that do not require separate approval by the Audit Committee will be submitted to the Chief Financial Officer and will include a description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have previously received the pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

MISCELLANEOUS

The Board does not intend to present and knows of no other person who intends to present any matter of business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders. However, if other matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

By Order of the Board of Directors

/s/ John Z. Paré
JOHN Z. PARÉ
Secretary and General Counsel

Orlando, Florida

April 11, 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, IF YOU DO NOT EXPECT TO ATTEND THE 2005 ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE PROXY FORM OR VOTE VIA TELEPHONE OR THE INTERNET AS SOON AS POSSIBLE.

APPENDIX A

RESTATED ARTICLES OF INCORPORATION

HUGHES SUPPLY, INC.

(March 8, 2005)

Pursuant to Section 607.1007 of the Florida Business Corporation Act, the Articles of Incorporation of Hughes Supply, Inc., a Florida corporation, are hereby restated as follows:

ARTICLE I

The name of this Corporation shall be:

HUGHES SUPPLY, INC.

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the United States and Florida.

ARTICLE III

Section A. The maximum number of shares of all classes of stock which this Corporation is authorized to issue or to have outstanding at any time shall be 210,000,000 shares, which shall be divided as follows:

(1)	Not more than 200,000,000 shares of Common Stock of $1.00 par value per share (which shall be designated “Common Stock”; and

(2)	Not more than 10,000,000 shares of Preferred Stock of no par value per share (which shall be designated “Preferred Stock”).

Section B. Each holder of Common Stock shall have one vote per share of such stock held, upon the payment of the consideration fixed for the issuance of said stock, whether such payment is made in money or in property to be exchanged therefor at a reasonable valuation. Said stock shall be fully paid and non-assessable.

Section C. Holders of Common Stock shall not have preemptive rights to purchase additional shares of Common Stock or other securities of the Corporation whether or not such stock or other securities are issued for cash. Holders of securities other than Common Stock shall not have any preemptive or other right to subscribe for, or right of conversion into Common Stock, Preferred Stock, or other stock or securities of the Corporation, except such rights, if any, as may be expressly granted by the Board of Directors.

Section D. The designations, powers, preferences, and rights, and the qualifications, limitations, or restrictions of the Preferred Stock shall be as follows:

Dividends on the outstanding shares of Preferred Stock shall be declared and paid or set apart for payment before any dividends shall be declared and paid or set apart for payment on the outstanding shares of Common Stock shall be cumulative only if and to the extent determined by resolution of the Board of Directors, as provided below. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the outstanding shares of Preferred Stock shall have preference and priority over the outstanding shares of Common Stock or payment of the amount, if any, to which shares of each outstanding series of Preferred Stock may be entitled in accordance with the terms and rights thereof and each holder of Preferred Stock shall be entitled to be paid in full such amount, or have a sum sufficient for the payment in full set aside, before any such payment shall be made to the holders of Common Stock.

The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers and with such designations, preferences and relative participating, optional or other rights, qualifications, limitations or restrictions, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation or any amendment thereto or prohibited by law, including the following:

(1)	The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by the Board of Directors; and

(2)	The rate or manner of payment of dividends on shares of each such series, including the dividend rate, date of declaration and payment, whether dividends shall be cumulative, and the conditions upon which and the date from which such dividends shall be cumulative; and

(3)	Whether the shares of such series can be redeemed, the time or times when, and the price or prices at which, shares of such series shall be redeemable, and the terms and conditions of redemption; and

(4)	The amount payable or shares of such series and the rights of holders of such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; and

(5)	The sinking fund provisions, if any, for the redemption or purchase of shares of such series; and

(6)	The rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock, or any other securities, and the terms and conditions of such conversion or exchange; and

(7)	The voting rights, if any, whether full or limited, of the shares of such series; provided, however, that the voting rights of such Preferred Stock shall not exceed one vote per share thereof and no share shall have any voting rights until the payment therefore shall have been received by the Corporation.

Except in respect of the particulars that may be fixed by the Board of Directors as provided above in this Article III, Section D, all shares of Preferred Stock shall be of equal rank and shall be identical, and each share of a series shall be identical in all respects with the other shares of the same series. When payment of the consideration for which shares of Preferred Stock are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable.

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The Board of Directors, pursuant to the above authorization contained in this Section D of Article III, on May 20, 1998 authorized the designation of Series A Junior Participating Preferred Stock as set forth in Appendix A which is attached to and incorporated by reference herein.

ARTICLE IV

The amount of capital with which this Corporation shall begin business is the sum of Five Hundred Dollars ($500.00).

ARTICLE V

This Corporation shall have perpetual existence.

ARTICLE VI

The principal office and place of business of this Corporation shall be located at 521 West Central Boulevard, Orlando, Florida, but this Corporation may establish and maintain its principal office, or other offices, at other places in the United States of America, its Colonies or dependencies, and in any foreign country as its Board of Directors may from time to time determine.

ARTICLE VII

Section A. Number of Directors. The number of Directors of this Corporation shall be in the number from time to time fixed by the holders of record of at least 80% of the outstanding shares of stock entitled to vote or by the Directors in accordance with the terms and conditions of the By-Laws, but at no time shall said number of Directors be less than three.

Section B. Term of Directors. The Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of as near one-third of the whole number of Directors as practicable, and all Directors of the Corporation shall hold office until their successors are elected and qualified. The first such classification shall be made at the Annual Meeting of Shareholders to be held in the year 1975. At that Annual Meeting, the Directors shall be classified for staggered terms of 1, 2, and 3 years, respectively, and at each successive Annual Meeting, the successors to the class of Directors whose terms expire that year shall be elected to hold office for the term of three years, so that the term of office of one class of Directors shall expire each year. Any vacancy which shall occur in a class of Directors prior to the expiration of the term of such class may be filled by the Board of Directors for the remainder of the full term.

Section C. Removal of Directors. Notwithstanding any other provisions of these Articles of Incorporation, the By-Laws of the Corporation or applicable law, the affirmative vote of the holders of record of at least 80% of the outstanding shares of stock entitled to vote shall be required to remove Directors of the Corporation without cause.

Section D. Amendment. Notwithstanding any other provision of the Articles of Incorporation, the By-Laws of the Corporation or applicable law, the affirmative vote of the holders of record of at least 80% of the outstanding shares of stock entitled to vote shall be required (1) to amend, modify or repeal this Article VII, (2) adopt any provision of the Articles of Incorporation or the By-Laws of the Corporation which is inconsistent with this Article VII, or (3) prior to the fixing by the Board of Directors of any right or preference of any series of Preferred Stock which is inconsistent with the provisions of this Article VII.

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ARTICLE VIII

Stock certificates to replace lost or destroyed certificates shall be issued on such basis and according to such procedures as are from time to time provided for in the By-Laws of the Corporation.

ARTICLE IX

The names and post office addresses of the first Board of Directors are as follows, and these Directors shall hold office for the first year of this Corporation’s existence, or until their successors shall be elected and qualified:

Russell S. Hughes	526 Grove Park Drive, Orlando, Florida

Harry C. Hughes	521 W. Central Avenue, Orlando, Florida

Romania S. Hughes	816 E. Central Avenue, Orlando, Florida

ARTICLE X

The name and post office address of each of the subscribers to these Articles of Incorporation, and the number of shares subscribed for by each are as follows:

Russell S. Hughes	526 Grove Park Drive, Orlando, Florida	1 share

Harry S. Hughes	521 W. Central Avenue, Orlando, Florida	1 share

Romania S. Hughes	816 E. Central Avenue, Orlando, Florida	2 shares

ARTICLE XI

These Articles of Incorporation may be amended in the manner provided by law. Every Amendment shall be approved by the Board of Directors, proposed by them to the stockholders, and approved at the stockholders’ meeting by a majority of the stock issued and entitled to be voted unless all the Directors and all the stockholders sign a written statement manifesting their intention that a certain Amendment of these Articles of Incorporation be made.

ARTICLE XII

No plan of consolidation or merger under which the Corporation is not the surviving constituent corporation shall be deemed approved by the stockholders unless such plan of consolidation or merger shall be approved by the affirmative vote of two-thirds of the total number of shares of stock outstanding and entitled to vote. No amendment to the Articles of Incorporation may amend or delete the requirement that two-thirds of the total number of shares of stock outstanding and entitled to vote approve any plan of consolidation or merger under which the Corporation is not the surviving constituent corporation unless at a meeting duly called two-thirds of the total number of shares of stock outstanding and entitled to vote shall approve such amendment or deletion of such requirement.

ARTICLE XIII

Section A. Higher Vote Required for Certain Business Combinations. In addition to any affirmative vote required by law or these Articles of Incorporation, and except as expressly provided in Section B of this Article XIII, the affirmative vote of the holders of two-thirds of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) shall be required for the approval or authorization of any Business Combination (as hereinafter defined).

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Section B. Exceptions to Higher Voting Requirement. The provisions of Section A of this Article XIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law or any other Article of these Articles of Incorporation, if the Business Combination shall have been approved by a majority of the directors who are Disinterested Directors (as hereinafter defined) or if all of the following conditions are met:

1.	The aggregate amount of the cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of (i) the highest price paid for any share of Common Stock by the Interested Shareholder (as hereinafter defined) involved in the proposed Business Combination within the two-year period immediately prior to the time of the first public announcement of such proposed Business Combination (the “Announcement Date”) or in the transaction in which such person became an Interested Shareholder, whichever price is the higher; or (ii) the Fair Market Value per share of the Corporation’s Common Stock on the Announcement Date, or on the date on which the Interested Shareholder became an Interested Shareholder (the “Determination Date”), whichever is higher. The price paid for any share of Common Stock shall be the amount of cash plus the Fair Market Value of any other consideration to be received therefore, determined at the time of payment therefore.

2.	The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid for shares of such class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it. The price determined in accordance with Paragraph 1 of this Section B shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

3.	After the Determination Date and prior to the consummation of such Business Combination: (i) there shall have been (a) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock) and no failure to declare and pay at the regular date therefore any full dividend (whether or not cumulative) on any outstanding Preferred Stock, except as approved by a majority of the directors who are Disinterested Directors, and (b) an increase in the annual rate of dividends if necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of stock, unless the failure so to increase such rates is approved by a majority of the directors who are Disinterested Directors; and (ii) such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock without the approval of a majority of the directors who are Disinterested Directors except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder or pursuant to a stock ownership, stock option or other benefit plan maintained by the Corporation or any of its subsidiaries generally for the officers and/or employees of the Corporation or any of its subsidiaries.

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4.	After the Determination Date, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

5.	A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such act or subsequent provisions).

Section C. Certain Definitions. For purposes of this Article XIII:

1.	The term “Business Combination” shall mean:

(i)	any merger or consolidation (except a merger or consolidation in which the Corporation is not the surviving constituent corporation) of the Corporation or any Subsidiary (as hereinafter defined) with or into (a) any Interested Shareholder, or (b) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate or Associate (as those terms are defined on July 1, 1985 in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of an Interested Shareholder;

(ii)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate or Associate of an Interested Shareholder of assets of the Corporation or any Subsidiary having a fair market value in excess of 10% of the Fair Market Value of the total consolidated assets of the Corporation as of the end of its most recent fiscal year ending prior to the time the determination is being made;

(iii)	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or a substantial part of the assets of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder to the Corporation or any Subsidiary for consideration having a Fair Market Value aggregating $5,000,000 or more;

(iv)

the issuance or transfer by the Corporation or any Subsidiary of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate or Associate of an Interested Shareholder other than the issuance of securities by the Corporation or any Subsidiary (a) upon the exercise of warrants or the conversion of convertible securities of the Corporation or any Subsidiary which are directly or indirectly owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder, or (b) in connection with any stock option, stock ownership or other benefit plan maintained by the

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Corporation or any Subsidiary generally for the officers and/or employees of the Corporation or any Subsidiary;

(v)	the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

(vi)	any reclassification or recapitalization (including any reverse stock split) of the Corporation or a merger or consolidation (except a merger or consolidation in which the Corporation is not the surviving constituent corporation) of the Corporation with any Subsidiary or a reorganization or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding stock of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder.

2.	The term “Interested Shareholder” shall mean and include any person, corporation or other entity, which is the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock of the Corporation.

3.	The term “Disinterested Director” shall mean and include each director of the Corporation who is not himself or herself the Interested Shareholder proposing the Business Combination or an Affiliate or Associate of such Interested Shareholder or an officer, director or employee of such Interested Shareholder or of an Affiliate or Associate of such Interested Shareholder.

4.	A person shall be a “beneficial owner” of any Voting Stock:

(i)	which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

(ii)	which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or

(iii)	which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

5.

For the purposes of determining whether a person is an Interested Shareholder pursuant to Paragraph 2 of this Section C, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph 4 of this Section C but shall not include any other shares of Voting Stock which may be issuable to other

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persons pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

6.	The term “Fair Market Value” shall mean: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the principal United States Securities Exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Directors who are Disinterested Directors in good faith; and (ii) in the case of stock of any class of securities not traded on any securities exchange or in the over-the-counter market or in the case of property other than cash or stock, the fair market value of such securities or property on the date in question as determined by a majority of the directors who are Disinterested Directors in good faith.

7.	The term “Subsidiary” shall mean any Corporation of which a majority of the voting shares is owned, directly or indirectly, by the Corporation.

8.	In the event of any Business Combination in which the Corporation survives, the phrase “consideration to be received” as used in Paragraphs 1 and 2 of Section B shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

Section D. Powers of the Board of Directors. The Board of Directors acting by a majority of the directors who are Disinterested Directors shall have the power and duty to determine for the purpose of this Article XIII on the basis of information known to them after reasonable inquiry, all facts necessary to determine the applicability of the various provisions of this Article XIII including, (1) whether a person is an Interested Shareholder, (2) the number of shares of Voting Stock beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, and (4) whether the requirements of Section B have been met with respect to any Business Combination, and the good faith determination of a majority of the directors who are Disinterested Directors shall be conclusive and binding for all purposes of this Article XIII.

Section E. No Effect on Fiduciary Obligations. Nothing contained in this Article XIII shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

Section F. Severability. In the event that any provision (or any part thereof) of this Article XIII should be determined to be invalid, prohibited or unenforceable for any reason, the remaining provisions, and parts thereof, shall remain in full force and effect and enforceable against the Corporation and its shareholders, including any Interested Shareholder, to the fullest extent permitted by law.

Section G. Amendment. Notwithstanding any other provision of the Articles of Incorporation, the By-Laws of the Corporation or applicable law, the affirmative vote of two-thirds of the votes of then outstanding Voting Stock, voting together as a single class, shall be required (1) to amend, modify or repeal this Article XIII, (2) adopt any provision of the Articles of Incorporation or By-Laws which is inconsistent with this Article XIII, or (3) prior to the fixing by the Board of Directors of any right or preference of any series of Preferred Stock which is inconsistent with the provisions of this Article XIII.

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ARTICLE XIV

Notwithstanding any other provision of the Articles of Incorporation, the By-Laws of the Corporation or applicable law, (a) any special meeting of the stockholders called by a stockholder or stockholders must be called by a request in writing submitted by the holder or holders of at least 80% of the outstanding shares of stock entitled to vote, (b) the stockholders of the Corporation shall not be permitted to take action by means of written consents, and (c) the affirmative vote of at least 80% of the outstanding shares of stock entitled to vote shall be required (i) to amend, modify or repeal this Article XIV, (ii) adopt any provision of the Articles of Incorporation or By-Laws of the Corporation which is inconsistent with this Article XIV, or (iii) prior to the fixing by the Board of Directors of any right or preference of any series of Preferred Stock which is inconsistent with the provisions of this Article XIV.

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APPENDIX B

HUGHES SUPPLY, INC. 2005 EXECUTIVE STOCK PLAN

SECTION 1. BACKGROUND AND PURPOSE

The name of this Plan is the Hughes Supply, Inc. 2005 Executive Stock Plan (the “Plan”). The purpose of this Plan is to promote the interest of the Company and its Subsidiaries through grants to Key Employees and Non-Employee Directors of Options to purchase Stock, grants of stock appreciation rights and grants of Restricted Stock, including Performance-Based Restricted Stock, in order (1) to attract and retain Key Employees and Non-Employee Directors, (2) to provide an additional incentive to Key Employees and Non-Employee Directors to work to increase the value of Stock and (3) to establish or increase Key Employees’ and Non-Employee Directors’ stake in the future of the Company which corresponds to the stake of the Company’s shareholders.

SECTION 2. DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

2.1 Board – means the Board of Directors of the Company.

2.2 Cause – means any of the following:

(a) willful or gross neglect by the Key Employee of his duties;

(b) conviction of the Key Employee of any felony, or of any lesser crime or offense materially and adversely affecting the property, reputation or goodwill of the Company or its successors;

(c) any material breach by the Key Employee of the terms of an employment agreement between the Key Employee and the Company;

(d) willful misconduct by the Key Employee in connection with the performance of his duties;

(e) theft or misappropriation of business assets of the Company or of any existing or prospective customer of the Company;

(f) poor or inadequate work performance, which has not been cured within thirty (30) days following written notice;

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(g) excessive tardiness;

(h) violation of any securities laws as determined by the Company; or

(i) any other conduct detrimental to the business of the Company, including, without limitation, the failure by the Key Employee to comply with the policies and procedures of the Company which may be in effect from time to time.

2.3 Change in Control – means the first to occur of the following events:

(a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, possesses more than fifty percent (50%) of the total Fair Market Value or total voting power of the stock of the Company; provided, however, that if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total Fair Market Value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered a Change in Control. Notwithstanding the foregoing, an increase in the percentage of stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock of the Company for purposes of this subsection (a);

(b) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board (together with any new or replacement directors whose election by the Board, or whose nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

(c) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from the Company, outside of the ordinary course of business, that have a gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding anything to the contrary in this Plan, the following shall not be treated as a Change in Control under this subsection (c):

(i) a transfer of assets from the Company to a shareholder of the Company (determined immediately before the asset transfer);

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(ii) a transfer of assets from the Company to an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(iii) a transfer of assets from the Company to a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

(iv) a transfer of assets from the Company to an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in (iii) above.

2.4 Change in Control Price – means, as determined by the Board,

(a) the highest Fair Market Value of a share of Stock within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the “60-Day Period”), or

(b) the highest price paid or offered per share of Stock, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control, at any time within the 60-Day Period, or

(c) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the Fair Market Value of a share of Stock.

2.5 Chief Executive Officer – means the Chief Executive Officer of the Company.

2.6 Code – means the Internal Revenue Code of 1986, as amended.

2.7 Committee – means the Compensation Committee of the Board to which the responsibility to administer this Plan is delegated by the Board and which shall consist of at least two members of the Board all of whom are “outside directors” within the meaning of Code Section 162(m).

2.8 Company – means Hughes Supply, Inc., a Florida company, and any successor to such corporation.

2.9 Disability – has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Grantee. If no

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long-term disability plan or policy was ever maintained on behalf of the Grantee or, if the determination of Disability relates to an ISO, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.

2.10 Exchange Act – means the Securities Exchange Act of 1934, as amended.

2.11 Fair Market Value – refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Grantee; provided that, for purposes of granting awards other than ISOs, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting ISOs, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

2.12 Family Member – means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, brother-in-law, or sister-in-law of the Grantee, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

2.13 Grantee – means a Key Employee or Non-Employee Director who receives a grant of an Option, a SAR or Restricted Stock.

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2.14 ISO – means an option granted under this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the option is intended to satisfy the requirements for an incentive stock option under Section 422 of the Code.

2.15 Key Employee – means any employee of the Company or any Subsidiary, or any Outside Consultant, who, in the judgment of the Committee, or the Chief Executive Officer in accordance with Section 7.1(b) or Section 8.1(b), or an authorized officer in accordance with Section 7.1(c) or 8.1(c), acting in its absolute discretion, is a key to the success of the Company or such Subsidiary.

2.16 Non-Employee Director – means a member of the Board who, on the date of determination, is not an employee of the Company.

2.17 NQO – means an option granted under this Plan to purchase Stock which is evidenced by an Option Agreement which provides that the option shall not be treated as an incentive stock option under Section 422 of the Code.

2.18 Option – means an ISO or a NQO.

2.19 Option Agreement – means the written agreement or instrument which sets forth the terms of an Option granted to a Grantee under Section 7 of this Plan.

2.20 Option Price – means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.21 Outside Consultant – means an independent contractor that regularly performs services for, provides goods to, or purchases goods or services from, the Company or any Subsidiary.

2.22 Parent Corporation – means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.

2.23 Performance-Based Restricted Stock – means Stock granted to a Grantee under Section 8.2 of this Plan.

2.24 Plan – means this Hughes Supply, Inc. 2005 Executive Stock Plan, as amended from time to time.

2.25 Restricted Stock – means Stock granted to a Grantee under Section 8 of this Plan, including Performance-Based Restricted Stock.

2.26 Restricted Stock Agreement – means the written agreement or instrument which sets forth the terms of a Restricted Stock grant to a Grantee under Section 8 of this Plan.

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2.27 Retirement – means a Key Employee’s termination of employment, other than a termination for Cause, after the attainment of age fifty-five (55) if the sum of the Key Employee’s age and number of years of full-time employment by the Company equals or exceeds seventy (70); provided, however, that the Committee or the Chief Executive Officer, or other officer specifically authorized by the Board, shall have the authority, but not the obligation, to treat a Key Employee’s termination of employment, other than a termination for Cause, after the attainment of age fifty-five (55) as a Retirement notwithstanding the fact that the Key Employee has not attained age fifty-five (55), or the sum of the Key Employee’s age and number of years of full-time employment by the Company does not equal or exceed seventy (70), if the Committee or Chief Executive Officer, or other authorized officer, acting in its absolute discretion determines that such action is appropriate under the circumstances.

2.28 Rule 16b-3 – means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act or any successor to such rule.

2.29 SAR – means a right which is granted pursuant to the terms of Section 7 of this Plan to the appreciation in the Fair Market Value of a share of Stock in excess of the SAR Share Value for such a share.

2.30 SAR Agreement – means the written agreement or instrument which sets forth the terms of a SAR granted to a Grantee under Section 7 of this Plan.

2.31 SAR Share Value – means the figure which is set forth in each SAR Agreement and which is no less than the Fair Market Value of a share of Stock on the date the related SAR is granted.

2.32 Stock – means the One Dollar ($1.00) par value common stock of the Company.

2.33 Subsidiary – means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company except a corporation which has subsidiary corporation status under Section 424(e) of the Code exclusively as a result of the Company or its subsidiary holding stock in such corporation as a fiduciary with respect to any trust, estate, conservatorship, guardianship or agency.

2.34 Ten Percent Shareholder – means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent Corporation.

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2.35 Vesting Date – means:

(a) with respect to an Option, the date on which the Option grant would become fully vested in accordance with the terms set forth in the Option Agreement pursuant to Section 7.7(a) without regard to termination of the Grantee’s employment prior to such date; or

(b) with respect to Restricted Stock, the date on which the Restricted Stock would become fully vested as a result of satisfaction of the forfeiture conditions set forth in the Restricted Stock Agreement pursuant to Section 8.2(d) or Section 8.3(c) without regard to termination of the Grantee’s employment prior to such date.

SECTION 3. SHARES RESERVED UNDER PLAN

There shall be 2,200,000 shares of Stock reserved for use under this Plan. All such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any Restricted Shares which are forfeited thereafter shall again become available for use under this Plan, but any shares of Stock used to satisfy a withholding obligation under Section 14.3 shall not again become available for use under this Plan. The exercise of a SAR or a surrender right in an Option with respect to any shares of Stock shall be treated for purposes of this Section 3 the same as the exercise of an Option for the same number of shares of Stock.

SECTION 4. EFFECTIVE DATE

The Plan shall be effective March 8, 2005, the date of the adoption of the Plan by the Board, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) approve the adoption of the Plan within twelve (12) months after such date and such approval satisfies the requirements for shareholder approval under Code Section 422(b)(1) and Code Section 162(m). Any Restricted Stock, any Option, and any SAR granted under this Plan before such shareholder approval automatically shall be granted subject to such shareholder approval.

SECTION 5. COMMITTEE

This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 11, Section 12 and Section 13) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the

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Company, on each affected Key Employee or Non-Employee Director and on each other person directly or indirectly affected by such action. The Committee shall use its best efforts to grant Options, SARs and Restricted Stock under this Plan to a Grantee which will qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, except where the Committee deems that the Company’s interests when viewed broadly will be better served by a grant which is free of the conditions required to so qualify any such grant for purposes of Section 162(m) of the Code.

SECTION 6. ELIGIBILITY

Only Key Employees and Non-Employee Directors shall be eligible for the grant of Options, SARs or Restricted Stock under this Plan.

SECTION 7. OPTIONS AND SARs

7.1 Options.

(a) Authorization of Committee to Grant Options. Except as otherwise provided below in Sections 7.1(b) and (c), the Committee acting in its absolute discretion shall have the right to grant Options to Key Employees and Non-Employee Directors under this Plan from time to time to purchase shares of Stock; provided, however, the Committee shall not grant an ISO to an Outside Consultant or a Non-Employee Director. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan.

(b) Authorization of Chief Executive Officer to Grant Options. In accordance with Applicable Law, the Chief Executive Officer shall have the right to designate Key Employees (excluding the Chief Executive Officer) to be Grantees of Options and determine the number of Options to be granted to such Key Employees; provided, however, that a resolution adopted by the Board shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options the Chief Executive Officer may so grant. The Chief Executive Officer shall not grant an ISO to an Outside Consultant. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Chief Executive Officer, acting in his absolute discretion, deems consistent with the terms of this Plan and the applicable resolution adopted by the Board.

(c) Authorization of Officers to Grant Options. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one

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or more officers of the Company other than the Chief Executive Officer to designate Key Employees (excluding the officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Key Employees; provided, however, that the resolution adopted by the Board so authorizing such officer or officers of the Company shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such officer or officers may so grant. An authorized officer shall not grant an ISO to an Outside Consultant. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the authorized officer or officers, acting in his or their absolute discretion, deems consistent with the terms of this Plan and the resolution adopted by the Board so authorizing such officer or officers.

7.2 $100,000 Limit. The aggregate Fair Market Value of ISOs granted to a Key Employee under this Plan and incentive stock options granted to such Key Employee under any other stock option plan adopted by the Company, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000; provided, however, that if the limitation is exceeded, the ISOs which cause the limitation to be exceeded will be treated as NQOs. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code.

7.3 Share Limitation. A Key Employee or Non-Employee Director may be granted in any calendar year one or more Options, or one or more SARs, or one or more Options and SARs in any combination which, individually or in the aggregate, relate to no more than 250,000 shares of Stock.

7.4 Option Price. Subject to adjustment in accordance with Section 11, the Option Price for each share of Stock subject to an Option must be set forth in the applicable Option Agreement. In no event shall the Option Price for each share of Stock subject to an ISO be less than the Fair Market Value of a share of Stock on the date the Option ISO is granted. With respect to each grant of an ISO to a Key Employee who is a Ten Percent Shareholder, the Option Price must not be less than 110% of the Fair Market Value of a share of Stock as of the date the Option is granted. With respect to each grant of a NQO, the Committee is authorized to establish any Option Price, in its sole discretion. The Chief Executive Officer, or an officer who is authorized to grant a NQO in accordance with Section 7.1(c), shall establish the Option Price in accordance with the Option terms specified by the Board. The Option Price may not be amended or modified after the grant of the Option, and an Option may not be surrendered in consideration of or exchanged for a grant of a new Option having an Option Price below that of the Option which was surrendered or exchanged.

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7.5 Payment. The Option Price shall be payable in full upon the exercise of any Option, and an Option Agreement at the discretion of the Committee, or in accordance with Section 7.1(b) for an Option granted by the Chief Executive Officer or Section 7.1(c) for an Option granted by an authorized officer, can provide for the payment of the Option Price:

(a) in cash or by a check acceptable to the Company,

(b) in Stock which has been held by the Grantee for a period acceptable to the Company and which Stock is otherwise acceptable to the Company,

(c) through a broker facilitated exercise procedure acceptable to the Company, or

(d) in any combination of the three methods described in this Section 7.5 which is acceptable to the Company.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the indicia of ownership of such Stock is delivered to the Company in a form acceptable to the Company.

7.6 Exercise Period. Any ISO granted to a Key Employee who is not a Ten Percent Shareholder is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any ISO granted to a Key Employee who is a Ten Percent Shareholder is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any NQO must be specified in the applicable Option Agreement. The date an Option is granted is the date on which the Committee, or the Chief Executive Officer in accordance with Section 7.1(b), or authorized officer in accordance with Section 7.1(c), has approved the terms and conditions of the Option and has determined the recipient of the Option and the number of Shares of Stock covered by the Option.

7.7 Conditions to Exercise of an Option.

(a) Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts as the Committee, or the Chief Executive Officer in accordance with Section 7.1(b), or an authorized officer in accordance with Section 7.1(c), shall specify in the Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of the Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Grantee or any other designated person to exercise the Option, or any portion

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thereof, for all or part of the remaining Option term, notwithstanding any provisions in the Option Agreement to the contrary.

(b) In the event of termination of employment of a Key Employee due to Retirement prior to the Vesting Date of the Option held by such Key Employee:

(1) no portion of such Option will expire or terminate prior to the Vesting Date;

(2) on the Vesting Date, such Option will become partially vested, with the vested percentage of such Option determined by the ratio that the period from the date such Option is granted to the date of Retirement bears to the period from the date such Option is granted to the Vesting Date;

(3) on the Vesting Date, the portion of such Option that does not become vested in accordance with Section 7.7(b)(2) will immediately expire and terminate; and

(4) the portion of such Option that becomes vested in accordance with Section 7.7(b)(2) will expire, terminate and become unexercisable one (1) year after the Vesting Date.

7.8 Termination of an ISO. Except as otherwise provided above in Section 7.7(b), with respect to an ISO, in the event of termination of employment of a Key Employee, the Option or portion thereof held by the Key Employee which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Section 7.8, termination of employment by the Key Employee will not be deemed to have occurred if the Key Employee is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the ISO of the Key Employee in a transaction to which Code Section 424(a) is applicable.

7.9 Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in Section 7, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with Code Section 424(a) and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those conditions in the previously issued option being replaced thereby.

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7.10 Nontransferability. Except to the extent the Committee deems permissible under Section 422(b) of the Code and consistent with the best interests of the Company, neither an Option granted under this Plan, and any related surrender rights, nor a SAR granted under this Plan shall be transferable by a Grantee other than by will or by the laws of descent and distribution, and such Option and any such surrender rights and any such SAR shall be exercisable during a Grantee’s lifetime only by the Grantee. [To the extent authorized by the Committee in its sole discretion, an Option granted under this Plan, and any related surrender rights, or a SAR granted under this Plan may be transferred or assigned to one or more Family Members of the Grantee, provided any such transfer or assignment is made without consideration to the Grantee. The Family Member or Family Members to whom an Option or a SAR is transferred thereafter shall be treated as the Grantee under this Plan.]

7.11 SARs and Surrender Rights.

(a) SARs. The Committee acting in its absolute discretion may grant a Key Employee or Non-Employee Director a SAR which will give the Grantee the right to the appreciation in one, or more than one, share of Stock, and any such appreciation shall be measured from the related SAR Share Value. The Committee shall have the right to make any such grant subject to such additional terms as the Committee deems appropriate, and such terms shall be set forth in the related SAR Agreement.

(b) Option Surrender Rights. The Committee acting in its absolute discretion also may incorporate a provision in an Option Agreement to give a Grantee the right to surrender his or her Option in whole or in part in lieu of the exercise (in whole or in part) of that Option to purchase Stock on any date that

(1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and

(2) the Option to purchase such Stock is otherwise exercisable.

(c) Procedure. The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Grantee which specifies the number of shares of Stock as to which the Grantee, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Grantee’s option) how he or she desires payment to be made with respect to such shares.

(d) Payment. A Grantee who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with the exemption under

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Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to: (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the SAR Share Value for a share of Stock subject to the SAR or the Option Price for a share of stock subject to an Option. Unless otherwise specified by the Committee acting in its absolute discretion, the Company shall determine the form and timing of such payment, and the Company shall have the right (1) to take into account whatever factors the Company deems appropriate under the circumstances, including any written request made by the Grantee and delivered to the Company and (2) to forfeit a Grantee’s right to payment of cash in lieu of a fractional share of stock if the Company deems such forfeiture necessary in order for the surrender of his or her Option under this Section 7.11 to come within the exemption under Rule 16b-3. Any cash payment under this Section 7.11 shall be made from the Company’s general assets, and a Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payment.

(e) Restrictions. Each SAR Agreement and each Option Agreement which incorporates a provision to allow a Grantee to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

SECTION 8. RESTRICTED STOCK

8.1 Authorization to Grant Restricted Stock.

(a) Authorization of Committee to Grant Restricted Stock. Except as otherwise provided below in Sections 8.1(b) and (c), the Committee acting in its absolute discretion shall have the right to grant Restricted Stock to Key Employees and Non-Employee Directors under this Plan from time to time. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Committee may make grants of Performance-Based Restricted Stock and grants of Restricted Stock which is not Performance-Based Restricted Stock.

(b) Authorization of Chief Executive Officer to Grant Restricted Stock. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, the Chief Executive Officer shall have the right to designate Key Employees (excluding the Chief Executive Officer) to be Grantees of Restricted Stock which is not Performance-Based Restricted Stock. A resolution adopted by the Board shall specify the total number of shares and the terms of Restricted Stock the Chief Executive Officer may so grant. Each Restricted Stock grant shall be evidenced by a

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Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Chief Executive Officer may not make grants of Performance-Based Restricted Stock.

(c) Authorization of Officers to Grant Restricted Stock. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more officers of the Company to designate Key Employees (excluding the officer so authorized) to be Grantees of Restricted Stock which is not Performance-Based Restricted Stock. The resolution adopted by the Board so authorizing such officer or officers of the Company shall specify the total number of shares and the terms of Restricted Stock such officer or officers may so grant. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. Such officer or officers may not make grants of Performance-Based Restricted Stock.

8.2 Performance-Based Restricted Stock.

(a) Effective Date. A grant of Performance-Based Restricted Stock shall be effective as of the date the Committee certifies that the applicable conditions described in Section 8.2(c) have been timely satisfied.

(b) Share Limitation. No more than 250,000 shares of Performance-Based Restricted Stock may be granted to a Key Employee or Non-Employee Director in any calendar year.

(c) Grant Conditions. The Committee, acting in its absolute discretion, may select from time to time Key Employees and Non-Employee Directors to receive grants of Performance-Based Restricted Stock in such amounts as the Committee may, in its absolute discretion, determine, subject to any limitations provided in this Plan. The Committee shall make each grant subject to the attainment of certain performance targets. The Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than ninety (90) days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (i) Stock price; (ii) average annual growth in earnings per share; (iii) increase in shareholder value; (iv) earnings per share; (v) net income; (vi) return on assets; (vii) return on shareholders’ equity; (viii) increase in cash flow; (ix) operating profit or operating margins; (x) revenue growth of the Company; and (xi) operating expenses. The related Restricted Stock Agreement shall set forth the applicable performance

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criteria and the deadline for satisfying the performance criteria. Shares of Performance-Based Restricted Stock shall be unavailable under Section 3 for the period which begins on the date as of which such grant is made and, if a Performance-Based Restricted Stock grant fails to become effective in whole or in part under Section 8.2, such period shall end on the date of such failure (i) for the related shares of Stock subject to such grant (if the entire grant fails to become effective) or (ii) for the related shares of Stock subject to that part of the grant which fails to become effective (if only part of the grant fails to become effective). If such period ends for any such shares of Stock, such shares shall be treated under Section 3 as forfeited at the end of such period and shall again become available under Section 3.

(d) Forfeiture Conditions. The Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Non-Employee Directors generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the shares of Stock related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. Each share of Stock related to a Performance-Based Restricted Stock grant shall again become available under Section 3 after such grant becomes effective if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such failure. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8.2) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(e) In the event of termination of employment of a Key Employee due to Retirement after satisfaction of the grant conditions established pursuant to Section 8.2(c) but prior to the Vesting Date of the Performance-Based Restricted Stock granted to such Key Employee:

(1) no portion of such Performance-Based Restricted Stock grant will be forfeited prior to the Vesting Date;

(2) on the Vesting Date, such Performance-Based Restricted Stock grant will become partially vested, with the vested percentage determined by the ratio that the period from the date such Performance-Based Restricted Stock is granted to the date of Retirement bears to the period from the date such Performance-Based Restricted Stock is granted to the Vesting Date; and

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(3) on the Vesting Date, the portion of such Performance-Based Restricted Stock that does not become vested in accordance with Section 8.2(e)(2) will be forfeited.

8.3 Restricted Stock Other Than Performance-Based Restricted Stock

(a) Effective Date. A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Committee, or by the Chief Executive Officer in accordance with Section 8.1(b), or by an authorized officer in accordance with Section 8.1(c), when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Company determines that such conditions have been timely satisfied.

(b) Grant Conditions. The Committee acting in its absolute discretion, or the Chief Executive Office in accordance with Section 8.1(b), or an authorized officer in accordance with Section 8.1(c), may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Committee, or the Chief Executive Officer in accordance with Section 8.1(b), or authorized officer in accordance with Section 8.1(c), deems appropriate under the circumstances for Key Employees or Non-Employee Directors generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition. If a Restricted Stock grant which is not a grant of Performance-Based Restricted Stock will become effective only upon the satisfaction of one, or more than one, condition, the related shares of Stock shall be unavailable under Section 3 for the period which begins on the date as of which such grant is made and, if a Restricted Stock grant which is not a grant of Performance-Based Restricted Stock fails to become effective in whole or in part under Section 8.3, such period shall end on the date of such failure (i) for the related shares of Stock subject to such grant (if the entire grant fails to become effective) or (ii) for the related shares of Stock subject to that part of the grant which fails to become effective (if only part of the grant fails to become effective). If such period ends for any such shares of Stock, such shares shall be treated under Section 3 as forfeited at the end of such period and shall again become available under Section 3.

(c) Forfeiture Conditions. The Committee, or the Chief Executive Officer in accordance with Section 8.1(b), or an authorized officer in accordance with Section 8.1(c), may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Committee acting in its absolute discretion, or the Chief Executive Officer in accordance with Section 8.1(b), or the authorized officer in accordance with Section 8.1(c), deems appropriate under the circumstances for Key Employees or Non-Employee Directors generally or for a

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Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the shares of Stock related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. Each share of Stock related to a Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall again become available under Section 3 after such grant becomes effective if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such failure. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8.3) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d) In the event of termination of employment of a Key Employee due to Retirement after satisfaction of the grant conditions established pursuant to Section 8.3(b) but prior to the Vesting Date of the Restricted Stock which is not a grant of Performance-Based Restricted Stock granted to such Key Employee:

(1) no portion of such Restricted Stock grant will be forfeited prior to the Vesting Date;

(2) on the Vesting Date, such Restricted Stock grant will become partially vested, with the vested percentage determined by the ratio that the period from the date such Restricted Stock is granted to the date of Retirement bears to the period from the date such Restricted Stock is granted to the Vesting Date; and

(3) on the Vesting Date, the portion of such Restricted Stock that does not become vested in accordance with Section 8.3(d)(2) will be forfeited.

8.4 Dividends and Voting Rights.

(a) Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee

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shall be no more than a general and unsecured creditor of the Company with respect to such payments.

(b) If a Stock dividend is declared on such a share of Stock after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable.

(c) If a dividend is paid other than in cash or Stock, the disposition of such dividend shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend.

(d) A Grantee shall have the right to vote the Stock related to his or her Restricted Stock grant after the grant is effective with respect to such Stock but before his or her interest in such Stock has been forfeited or has become nonforfeitable.

8.5 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be Restricted Stock at such time as a Grantee’s interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8.2 or Section 8.3 and shall be transferred to the Grantee.

8.6 Transferability. To the extent authorized by the Committee in its sole discretion, Restricted Stock granted under this Plan may be transferred or assigned to one or more Family Members of the Grantee, provided any such transfer or assignment is made without consideration to the Grantee. The Family Member or Family Members to whom Restricted Stock is transferred thereafter shall be treated as the Grantee under this Plan.

8.7 Deferral of Receipt of Shares. The Company may permit a Grantee to defer receipt of the delivery of shares that would otherwise be due by virtue of the grant of or the lapse or waiver of restrictions with respect to Restricted Stock in accordance with such deferred compensation plans, agreements, rules and procedures established by the Company for such deferral.

SECTION 9. SECURITIES REGISTRATION AND ESCROW OF SHARES

9.1 Securities Registration. Each Option Agreement, SAR Agreement and Restricted Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Restricted Stock Agreement, the

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Grantee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. As for Stock issued pursuant to this Plan, the Company at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Grantee under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Grantee; however, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a Grantee.

9.2 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Grantee’s name, but, if the applicable Option Agreement, SAR Agreement or Restricted Stock Agreement (the “Agreement”) so provides, the shares of Stock will be held by a custodian designated by the Company (the “Custodian”). Each applicable Agreement providing for the transfer of shares of Stock to the Custodian shall appoint the Custodian as attorney-in-fact for the Grantee for the term specified in the applicable Agreement, with full power and authority in the Grantee’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Grantee, if the Grantee forfeits the shares of Stock under the terms of the applicable Agreement. During the period that the Custodian holds the shares subject to this Section, the Grantee will be entitled to all rights, except as provided in the applicable Agreement, applicable to shares of Stock not so held. Subject to Section 8.4 of this Plan, any dividends declared on shares of Stock held by the Custodian will, as provided in the applicable Agreement, be paid directly to the Grantee or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Agreement and will then be delivered, together with any proceeds, with the shares of Stock to the Grantee or to the Company, as applicable.

SECTION 10. LIFE OF PLAN

No Option or SAR or Restricted Stock shall be granted under this Plan after March 7, 2015, after which this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) and SAR have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions on the related Stock have been satisfied in full.

SECTION 11. ADJUSTMENT

The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock related to Restricted Stock grants under this Plan and

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any related grant conditions and forfeiture conditions, the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options and the SAR Grant Value and the number of shares of Stock related to any SAR all shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock related to Restricted Stock grants under this Plan and any related grant conditions and forfeiture conditions, the number of shares subject to Options granted under this Plan and the Option Price of such Options and the SAR Grant Value and the number of shares of Stock related to any SAR in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Options, SARs or Restricted Stock grants. If any adjustment under this Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or related to any SARs or Restricted Stock grants under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 11 by the Board shall be conclusive and binding on all affected persons.

SECTION 12. CHANGE IN CONTROL

If there is a Change in Control and the Board determines that no adequate provision has been made as part of such Change in Control for either the assumption of the Options, SARs and Restricted Stock grants outstanding under this Plan or for the granting of comparable, substitute stock options, stock appreciation rights and restricted stock grants,

(1) each outstanding Option and SAR at the direction and discretion of the Board

(a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be cancelled unilaterally by the Company in exchange for the number of whole shares of Stock (and cash in lieu of a fractional share), if any, which each Grantee would have received if on the date set by the Board he or she had exercised his or her SAR in full or if he or she had exercised a right to surrender his or her outstanding Option in full under Section 7.11 of this Plan, or

(b) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be cancelled unilaterally by the Company in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options or SARs), or

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(c) may be cancelled unilaterally by the Company if the Option Price or SAR Share Value equals or exceeds the Fair Market Value of a share of Stock on such date, and

(2) the grant conditions, if any, and forfeiture conditions on all outstanding Restricted Stock grants may be deemed completely satisfied on the date set by the Board.

SECTION 13. AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that any such amendment may be conditioned on shareholder approval if the Committee determines such approval is necessary and desirable for compliance with Section 422 of the Code or Rule 16b-3 under the Exchange Act or with any other applicable law, rule or regulation, including requirements of any exchange or quotation system on which the Stock is listed or quoted. The Board also may suspend the granting of Options, SARs and Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option, SAR or Restricted Stock granted before such suspension or termination unless (1) the Grantee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12 of this Plan.

SECTION 14. MISCELLANEOUS

14.1 Shareholder Rights. No Grantee shall have any rights as a shareholder of the Company as a result of the grant of an Option or a SAR under this Plan or his or her exercise of such Option or SAR pending the actual delivery of the Stock subject to such Option to such Grantee. Subject to Section 8, a Grantee’s rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Agreement.

14.2 No Contract of Employment or Service. The grant of an Option, SAR or Restricted Stock to a Grantee under this Plan shall not constitute a contract of employment or service and shall not confer on a Grantee any rights upon termination of his or her employment or service with the Company in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option, the SAR Agreement which evidences his or her SAR or the Restricted Stock Agreement related to his or her Restricted Stock.

14.3 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the

21

recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Option Agreement, SAR Agreement or Restricted Stock Agreement provides, a Grantee may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a grant under this Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Company. The Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

14.4 Construction. This Plan shall be construed under the laws of the State of Florida, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

14.5 Compliance with Code. All ISOs to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all ISOs granted hereunder shall be construed in such manner as to effectuate that intent.

14.6 Non-alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Grantee, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Grantee.

14.7 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any incentive granted under this Plan so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

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HUGHES SUPPLY, INC.

By:

Title:	Chief Executive Officer

ATTEST:

By:

Title:	Secretary

[CORPORATE SEAL]

23

APPENDIX C

HUGHES SUPPLY, INC.

2005 Annual Incentive Plan

1. Purpose. The purpose of the Hughes Supply, Inc. 2005 Annual Incentive Plan is to motivate and reward short-term performance by providing cash bonus payments based upon the achievement of pre-established and objective performance goals for each fiscal year and other discretionary cash bonus payments.

2. Definitions. The following definitions are applicable to the Plan:

(a) “Annual Incentive Award” means a target annual incentive award made pursuant to Section 5 of the Plan.

(b) “Award” means an Annual Incentive Award or a Discretionary Award.

(c) “Base Salary” means the base rate of cash compensation paid by the Company to or for the benefit of a Participant for services rendered or labor performed while a Participant in this Plan, including base pay a Participant could have received in cash in lieu of deferrals under the Hughes Supply, Inc. Non-Qualified Deferred Compensation Plan or to any cafeteria plan under Section 125 of the Code maintained by the Company.

(d) “Board” means the Board of Directors of the Corporation.

(e) “Code” means the Internal Revenue Code of 1986, as amended, including Treasury Regulations.

(f) “Committee” means the Compensation Committee of the Board, which shall be appointed by, and serve at the pleasure of, the Board, and shall consist of members of the Board who are not employees of the Corporation or any affiliate thereof and who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder.

(g) “Discretionary Award” means an award made pursuant to Section 6 of the Plan.

(h) “Executive Officer” means an employee of the Company whom the Board has designated as an executive officer of the Corporation for purposes of reporting under the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

(i) “Fiscal Year” means the fiscal year of the Company.

(j) “Participant” means any Executive Officers designated by the Committee to participate in the Plan.

(k) “Plan” means this Hughes Supply, Inc. Annual Incentive Plan, as it may be amended from time to time.

3. Administration of Plan. The Plan shall be administered by the Committee. The Committee shall have the authority to select Executive Officers to participate in the Plan, to determine performance goals and the Annual Incentive Award amounts to be paid upon achievement of the performance goals, to determine other terms and conditions of Awards under the Plan, to establish and amend rules and regulations relating to the Plan, and to make all other determinations necessary and advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. All decisions made by the Committee pursuant to the Plan shall be made in the Committee’s sole and absolute discretion and shall be final and binding on Executive Officers, Participants, and the Company.

4. Designation of Participants. Participants in the Plan shall be selected by the Committee on an annual basis from among the Executive Officers.

5. Annual Incentive Awards.

(a) Each Participant shall be eligible to receive such Annual Incentive Award, if any, for each Fiscal Year as may be payable pursuant to the performance criteria described below. The Committee shall, on an annual basis, establish an Annual Incentive Award for each Participant. Annual Incentive Awards consist of cash amounts payable upon the achievement during a Fiscal Year of specified objective performance goals. Within the first 90 days of the Fiscal Year, the Committee will establish the performance goal(s) and the amount to be paid if the performance goal(s) are achieved. The Annual Incentive Award, if any, for each Participant will be determined as a percentage of the Participant’s Base Salary, or as the sum of a percentage of the funds available for the payment of such Annual Incentive Award and a percentage of the Participant’s Base Salary up to a designated maximum percentage of the Participant’s Base Salary. The maximum Annual Incentive Award that may be awarded to a Participant for a Fiscal Year shall be 300% of the Participant’s Base Salary for such Fiscal Year.

(b) Participants shall have their Annual Incentive Awards, if any, determined on the basis of the degree of achievement of performance goals which shall be established by the Committee in writing and which goals shall be stated in terms of the attainment of specified levels of or percentage changes (as compared to a prior measurement period) in any one or more of the following measurements: return on sales; return on investment; department performance; stock price; average annual growth in earnings per share; increase in shareholder value; earnings per share; net income; return on assets; return on shareholders’ equity; increase in cash flow; operating profit or operating margins; revenue growth of the Company; and operating expenses. The Committee shall, for each Fiscal Year, establish the performance goal or goals from among the foregoing to apply to each Participant and a formula or matrix prescribing the extent to which such Participant’s annual incentive award shall be earned based upon the achievement of such performance goal or goals.

(c) Each Annual Incentive Award shall be based solely on achievement of one or more of the applicable performance goals as established by the Committee pursuant to Section 5(a) above and the Committee shall not have the discretion to increase the amount of the Annual Incentive Award. No

Annual Incentive Award shall be payable except upon written certification by the Committee that the performance goals have been satisfied to a particular extent and that any other material terms and conditions precedent to payment of an Annual Incentive Award have been satisfied.

(d) Payment of any Annual Incentive Award amount to be paid to a Participant based upon the degree of attainment of the applicable performance goals shall be made at such time(s) as the Committee may in its discretion determine.

6. Discretionary Awards. The Committee may grant a cash award to any Participant in such amount and upon such terms and conditions as shall be determined by the Committee in its discretion.

7. Participant’s Interests. A Participant’s interest in any Awards shall at all times be reflected on the Company’s books as a general unsecured and unfunded obligation of the Company subject to the terms and conditions of the Plan. The Plan shall not give any person any right or security interest in any asset of the Company or any fund in which any deferred payment is deemed invested. Neither the Company, the Board, nor the Committee shall be responsible for the adequacy of the general assets of the Company to discharge, or required to reserve or set aside funds for, the payment of its obligations hereunder.

8. Non-Alienation of Benefits; Beneficiary Designation. All rights and benefits under the Plan are personal to the Participant and neither the Plan nor any right or interest of a Participant or any other person arising under the Plan is subject to voluntary or involuntary alienation, sale, transfer, or assignment. Subject to the foregoing, the Company shall establish such procedures as it deems necessary for a Participant to designate one or more beneficiaries to whom any payment the Committee determines to make would be payable in the event of the Participant’s death.

9. Withholding for Taxes. Notwithstanding any other provisions of this Plan, the Company may withhold from any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with any federal, state and local tax or withholding requirements.

10. Rights of Employees. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate a Participant’s employment at any time, or confer upon any Participant any right to continued employment with the Company or any of its subsidiaries or affiliates.

11. Determinations Final. Each determination provided for in the Plan shall be made by the Committee under such procedures as may from time to time be prescribed by the Committee and shall be made in the sole discretion of the Committee. Any such determination shall be conclusive.

12. Adjustment of Awards. The Committee shall be authorized to make adjustments in the method of calculating attainment of performance goals in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles; provided, however, that no such adjustment shall impair the rights of any Participant without his consent and that any such adjustments with respect to Annual Incentive Awards shall be made in a manner consistent with Section 162(m) of the Code.

13. Amendment or Termination. The Board may, in its sole discretion, amend, suspend or terminate the Plan from time to time. No such termination or amendment shall alter a Participant’s right to receive a distribution as previously earned, as to which this Plan shall remain in effect following its termination until all such amounts have been paid, except as the Company may otherwise determine.

APPENDIX D

HUGHES SUPPLY, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

PURPOSE

The purpose of the Audit Committee (“Committee”) of the Board of Directors (“Board”) of Hughes Supply, Inc. (“Company”) is to assist the Board in fulfilling its financial oversight responsibilities. In furtherance of this purpose, the Committee shall:

Oversee the accounting, financial reporting and internal controls processes of the Company, and the audits of the Company’s financial statements.

Review and appraise the independence, qualifications, and performance of the independent auditor.

Review and appraise the independence, qualifications, and performance of the Company’s internal audit function.

Prepare such Committee reports as may be required by law, or deemed advisable by the Board, for inclusion in the Company’s annual proxy statement.

COMPOSITION

The Committee shall be comprised of three (3) or more directors, each of whom shall be determined by the Board to be independent under the rules of the New York Stock Exchange (“NYSE”), the Securities and Exchange Commission (“SEC”), and applicable law.

Qualifications

The Committee shall be composed of directors who are financially literate, as determined by the Board. At least one member of the Committee shall have accounting or related financial management expertise as determined by the Board, or be an “audit committee financial expert” as defined in the rules of the SEC. No member of the Committee shall serve on the audit committees of more than three public companies, unless the Board determines that such service would not impair the ability of such member to effectively serve on the Committee, and discloses such determination in the Company’s annual proxy statement.

Appointment and Removal

Members of the Committee shall be appointed by the Board. Members shall serve until a successor is duly elected and qualified, or until such Member’s earlier removal or resignation. Members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chair

A majority of the Board may elect the Committee Chair from among the Committee’s members. In the event the Board does not do so, the Committee shall elect a Chair from among its members by majority vote. A Chair may be removed by the Board with or without cause. A Chair elected by the Committee may be removed by the Committee with or without cause.

MEETINGS

The Committee shall meet as frequently as circumstances dictate, but in no event less than quarterly. The Committee Chair, or a majority of the members of the Committee, may call meetings of the Committee. Meetings may be conducted in person or by electronic means, provided that all members are able to simultaneously communicate with one another.

The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

To discuss any matters the Committee believes should be addressed privately, the Committee shall periodically meet in executive session with the CEO, the CFO, the controller, general counsel and other members of management; separately with management, the director of the Company’s internal audit function, and the independent auditor.

DUTIES AND RESPONSIBILITIES

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in this Charter.

2

Reporting

Report regularly to the Board with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report.

Review of Documents, Reports and Policies

Prior to public dissemination, the Committee shall discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor. This shall include the Company’s earnings press releases, financial information and earnings guidance provided to analysts and rating agencies, and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as the matters required to be discussed pursuant to Statement of Auditing Standards No. 61. In preparation for, or in the course of, such discussions, the Committee shall consider:

whether any significant internal control deficiency exists that could impair the Company’s ability to accurately deal with financial data; and

the existence of any fraud involving management, or employees who have a significant role in the Company’s internal control over financial reporting.

The Committee shall discuss and consider the Company’s policies with respect to risk assessment and risk management.

Independent Auditors

The Committee shall supervise the Company’s relationship with its independent auditor, including resolving disagreements between management and the independent auditor. In performance of this duty, the Committee shall:

Appoint, retain, compensate, evaluate, and terminate the Company’s independent auditor.

In its sole discretion, approve all non-audit services, including tax services, for which the independent auditor may be engaged by the Company before the services are rendered. In considering the approval of any such engagement, the Committee shall be guided by such rules and regulations of the NYSE or SEC to which the Company may be subject. This authority may be delegated to the Chair.

Require the independent auditor to provide a report describing its internal controls, including issues raised by internal review or governmental or

3

professional inquiry regarding such controls, and the auditor’s independence of, and all relationships with, the Company. Ascertain that the independent auditor is complying with requirements for mandatory audit partner rotation.

Seek the advice of management and the Company’s internal auditor regarding the independent auditor’s independence, qualifications, experience, performance, and general suitability. The Chair shall consider in advance, with management, the rationale for employing audit firms other than the principal independent auditors.

In addition to the items delineated above, the Committee shall, in general, perform all acts necessary to ensure that the independent auditor meets all qualifications as may be mandated from time to time by the NYSE, SEC, or other governing authority.

Internal Auditor

The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Chief Audit Executive (CAE). The CAE shall report functionally to the Committee and administratively to the CFO. At least annually, the Committee shall review the function, organization, personnel and performance of the internal audit group and shall appraise the performance of the CAE.

In consultation with the independent auditor, the CFO and the CAE, the Committee shall review annually the audit scope and plan of the internal auditors and the independent auditors. Coordination of internal and external audit efforts shall be addressed to assure the completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

Financial Reporting Process

In consultation with the independent auditor, management, and the internal auditor, the Committee shall review the integrity of the Company’s financial reporting processes, both internal and external. The Committee shall consider the adequacy of the Company’s internal controls, including computerized information systems controls and security, and the effect of such major changes as management may recommend or implement in the Company’s internal controls. Such consideration shall include examination of any significant findings and recommendations of the independent auditors and internal auditors and the effect of any off-balance sheet financial structures on the Company’s financial statements.

The Committee shall review, with the independent accountant, issues arising in the course of the audit. Such consideration may include, without limitation, difficulties in access to Company personnel or records; disagreements with management; accounting adjustments considered but “passed;” opinions formulated regarding internal controls and management’s report thereon; and communications on any audit issue between the audit team and the independent auditor’s management.

4

Legal and Ethical Compliance

The Committee shall:

Periodically review legal, compliance, and regulatory matters with the Company’s legal counsel, including any legal matters that could significantly impact the Company’s financial statements.

Set clear hiring policies for employees or former employees of the independent auditor.

Establish procedures for the receipt, retention, confidential treatment, and anonymity of complaints received by the Company from employees or outside sources, regarding accounting, internal controls, and audit matters. Review any complaints that might have been received, current status and resolution, if one has been reached.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any of the foregoing duties and responsibilities to a subcommittee of the Committee. Any such delegation may be revoked by the Committee at any time.

Process Improvement

The Committee shall periodically consider improvements in its own function, policy and procedure, as well as improvements in the practices of those areas for which the Committee has oversight responsibility. In consultation with the independent auditor, management, and the internal auditor, the Committee shall review significant accounting estimates made in management’s preparation of financial statements.

The Committee shall review this Charter no less frequently than annually, reassess its adequacy, consider changes that are necessary as a result of new laws or regulations and recommend to the Board any proposed changes the Committee considers necessary or valuable.

Performance Evaluation

The Committee shall conduct a self-evaluation no less than annually.

Committee Functionality

In conjunction with the Nominating/Corporate Governance Committee of the Board, the Committee shall consider the qualifications and criteria for membership of the Committee; the appointment and removal of members of the Committee; and the structure, operation, and general effectiveness of the Committee.

5

The Committee shall have the power and authority, without need of approval from the Board, to perform whatever acts it deems necessary to carry out its responsibilities under this Charter, including the authority to undertake investigations into the affairs of the Company in the course of conducting the business of the Committee and to retain, at the expense of the Company, such outside counsel, advisors, professionals and experts as the Committee shall deem necessary or advisable for the purpose. The Committee shall also perform such other duties and functions as the Board may reasonably delegate from time to time or as may be assigned by law or the Company’s charter or bylaws.

LIMITATION OF DUTIES

The Committee recognizes that the Company’s financial management, the independent auditors, and the internal auditors, have, in general, more detailed knowledge regarding the Company than do Committee members. Consequently, it is not the duty of the Committee or the Chair to assure the completeness or accuracy of the Company’s financial statements, or the compliance of such statements with generally accepted accounting principles.

DISCLOSURE

This Charter, as the same may be amended from time to time, shall be disclosed on the Company’s website and in the Company’s proxy statements and securities filings to the extent required by applicable laws, rules and regulations.

6

ANNUAL MEETING OF SHAREHOLDERS OF

HUGHES SUPPLY, INC.

May 19, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -	COMPANY NUMBER

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
Proposal 1. Election of Directors to serve until the Annual Meeting of Shareholders in 2008.				PROPOSAL 2. Amend and Restate the Restated Articles of Incorporation to increase the number of authorized common shares and to remove historical purposes and powers provisions.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	●	David H. Hughes
		●	Vincent S. Hughes	PROPOSAL 3. Approve the Hughes Supply, Inc. 2005 Executive Stock Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	●	Amos R. McMullian

☐	FOR ALL EXCEPT (See instructions below)			PROPOSAL 4. Approve the Hughes Supply, Inc. 2005 Annual Incentive Plan.	☐	☐	☐

				PROPOSAL 5. Consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

HUGHES SUPPLY, INC.

May 19, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
Proposal 1. Election of Directors to serve until the Annual Meeting of Shareholders in 2008.				PROPOSAL 2. Amend and Restate the Restated Articles of Incorporation to increase the number of authorized common shares and to remove historical purposes and powers provisions.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	●	David H. Hughes
		●	Vincent S. Hughes	PROPOSAL 3. Approve the Hughes Supply, Inc. 2005 Executive Stock Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	●	Amos R. McMullian

☐	FOR ALL EXCEPT (See instructions below)			PROPOSAL 4. Approve the Hughes Supply, Inc. 2005 Annual Incentive Plan.	☐	☐	☐

				PROPOSAL 5. Consider and take action upon any other matters that may properly come before the meeting or any adjournment thereof.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HUGHES SUPPLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 11, 2005, and does hereby appoint John Z. Paré, David H. Hughes and Thomas I. Morgan, and any of them, with full power of substitution, as proxy or proxies of the undersigned, to represent the undersigned and vote all shares of Hughes Supply, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Hughes Supply, Inc. to be held at the principal executive offices of the Company, located at 501 West Church Street, Orlando, Florida 32805, at 10:00 a.m., on May 19, 2005, and at any adjournment(s) thereof.

(Continued and to be signed on the reverse side)